EXHIBIT 99.2

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA
For the Quarter Ended September 30, 2021

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, one of the most significant factors is the ongoing adverse effect of the COVID-19 pandemic on our business, financial condition, results of operations, cash flows, operating performance and the effect it has had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. The extent of the impact of the COVID-19 pandemic will depend on future developments, including the duration of the pandemic, current and future variants, the efficacy and durability of vaccines against the variants and the potential for increased government restrictions, which continue to be uncertain at this time but that impact could be material. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2020. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this Supplemental package on page i in the Appendix.

BUSINESS DEVELOPMENTS
Acquisition Activity
One Park Avenue
On August 5, 2021, pursuant to a right of first offer, we increased our ownership interest in One Park Avenue, a 943,000 square foot Manhattan office building, to 100.0% by acquiring our joint venture partner's 45.0% ownership interest in the property. The purchase price values the property at $875,000,000. We paid approximately $158,000,000 in cash and assumed our joint venture partner's share of the $525,000,000 mortgage loan. We previously accounted for our investment under the equity method and have consolidated the accounts of the property from the date of acquisition of the additional 45% ownership interest.
On February 26, 2021, the joint venture completed a $525,000,000 refinancing of One Park Avenue. The interest-only loan bears a rate of LIBOR plus 1.11% (1.19% as of September 30, 2021) and matures in March 2026, as fully extended. We realized our $105,000,000 share of net proceeds. The loan replaced the previous $300,000,000 loan that bore interest at LIBOR plus 1.75% and was scheduled to mature in March 2021.
Disposition Activity
220 Central Park South ("220 CPS")
During the three months ended September 30, 2021, we closed on the sale of one condominium unit at 220 CPS for net proceeds of $25,467,000 resulting in a net gain of $10,087,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with this sale, $1,272,000 of income tax expense was recognized on our consolidated statements of income. During the nine months ended September 30, 2021, we closed on the sale of four condominium units at 220 CPS for net proceeds of $97,683,000 resulting in a net gain of $35,359,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $4,336,000 of income tax expense was recognized on our consolidated statements of income. From inception to September 30, 2021, we have closed on the sale of 104 units for net proceeds of $2,967,175,000 resulting in financial statement net gains of $1,102,296,000.
Alexander’s, Inc. (“Alexander’s”)
On June 4, 2021, Alexander's completed the sale of a parcel of land in the Bronx, New York for $10,000,000. As a result of the sale, we recognized our $2,956,000 share of the net gain and also received a $300,000 sales commission paid by Alexander's.
On October 4, 2021, Alexander's sold its Paramus, New Jersey property to IKEA Property, Inc. ("IKEA"), the tenant at the property, for $75,000,000 pursuant to IKEA's purchase option contained in the lease. The property was encumbered by a $68,000,000 mortgage loan which was repaid at closing of the sale. As a result of the sale, we will recognize in the fourth quarter of 2021 our approximate $11,600,000 share of the net gain and a $750,000 sales commission paid by Alexander's to Vornado.
Alexander's announced that it does not expect to pay a special dividend related to these transactions.
SoHo Properties
On May 10, 2021, we entered into an agreement to sell two Manhattan retail properties located at 478-482 Broadway and 155 Spring Street for $84,500,000. We expect to close the sale in the first quarter of 2022 and recognize a net gain of approximately $1,500,000.
Madison Avenue
On September 24, 2021, we sold three Manhattan retail properties located at 677-679, 759-771 and 828-850 Madison Avenue in two separate sale transactions for an aggregate sales price of $100,000,000. Net proceeds from the sales were $96,503,000. In connection with the sales, we recorded $7,880,000 of non-cash impairment losses which are included in "(impairment losses, transaction related costs and other) lease liability extinguishment gain" on our consolidated statements of income for the three and nine months ended September 30, 2021.

BUSINESS DEVELOPMENTS
Financing Activity
PENN 11
On March 7, 2021, we entered into an interest rate swap agreement for our $500,000,000 PENN 11 mortgage loan to swap the interest rate on the mortgage loan from LIBOR plus 2.75% (2.83% as of September 30, 2021) to a fixed rate of 3.03% through March 2024.
909 Third Avenue
On March 26, 2021, we completed a $350,000,000 refinancing of 909 Third Avenue, a 1.4 million square foot Manhattan office building. The interest-only loan bears a fixed rate of 3.23% and matures in April 2031. The loan replaced the previous $350,000,000 loan that bore interest at a fixed rate of 3.91% and was scheduled to mature in May 2021.
Unsecured Revolving Credit Facility
On April 15, 2021, we extended our $1.25 billion unsecured revolving credit facility from January 2023 (as fully extended) to April 2026 (as fully extended). The interest rate on the extended facility was lowered to LIBOR plus 0.90% from LIBOR plus 1.00%. We subsequently qualified for a sustainability margin adjustment by achieving certain KPI metrics, which reduced our interest rate by 0.01% to LIBOR plus 0.89%. The facility fee remains at 20 basis points. Our separate $1.50 billion unsecured revolving credit facility matures in March 2024 (as fully extended) and has an interest rate of LIBOR plus 0.90% and a facility fee of 20 basis points.
555 California Street
On May 10, 2021, we completed a $1.2 billion refinancing of 555 California Street, a three building 1.8 million square foot office campus in San Francisco, in which we own a 70.0% controlling interest. The interest-only loan bears a rate of LIBOR plus 1.93% in years one through five (2.02% as of September 30, 2021), LIBOR plus 2.18% in year six and LIBOR plus 2.43% in year seven. The loan matures in May 2028, as fully extended. We swapped the interest rate on our $840,000,000 share of the loan to a fixed rate of 2.26% through May 2024. The loan replaces the previous $533,000,000 loan that bore interest at a fixed rate of 5.10% and was scheduled to mature in September 2021.
Senior Unsecured Notes
On May 24, 2021, we completed a green bond public offering of $400,000,000 2.15% senior unsecured notes due June 1, 2026 ("2026 Notes") and $350,000,000 3.40% senior unsecured notes due June 1, 2031 ("2031 Notes"). Interest on the senior unsecured notes will be payable semi-annually on June 1 and December 1, commencing December 1, 2021. The 2026 Notes were sold at 99.86% of their face amount to yield 2.18% and the 2031 Notes were sold at 99.59% of their face amount to yield 3.45%.
theMART
On May 28, 2021, we repaid the $675,000,000 mortgage loan on theMART, a 3.7 million square foot commercial building in Chicago, with proceeds from our senior unsecured notes offering. The loan bore interest at 2.70% and was scheduled to mature in September 2021.
Preferred Securities
On September 22, 2021, Vornado sold 12,000,000 4.45% Series O cumulative redeemable preferred shares at a price of $25.00 per share, pursuant to an effective registration statement. Vornado received aggregate net proceeds of $291,195,000, after underwriters' discount and issuance costs, and contributed the net proceeds to the Operating Partnership in exchange for 12,000,000 4.45% Series O preferred units (with economic terms that mirror those of the Series O preferred shares). Dividends on the Series O preferred shares/units are cumulative and payable quarterly in arrears. The Series O preferred shares/units are not convertible into, or exchangeable for, any of our properties or securities. On or after five years from the date of issuance (or sooner under limited circumstances), Vornado may redeem the Series O preferred shares/units at a redemption price of $25.00 per share/unit, plus accrued and unpaid dividends/distributions through the date of redemption. The Series O preferred shares/units have no maturity date and will remain outstanding indefinitely unless redeemed by Vornado. Vornado used the net proceeds for the redemption of its 5.70% Series K cumulative redeemable preferred shares/units (see below).
On September 13, 2021, we called for redemption of all of the outstanding 5.70% Series K cumulative redeemable preferred shares/units. As a result, as of September 30, 2021, we reclassified the 5.70% Series K preferred shares/units from shareholders' equity/partners' capital to liabilities on our consolidated balance sheets. On October 13, 2021, we redeemed all of the outstanding 5.70% Series K preferred shares/units at their redemption price of $25.00 per share/unit, or $300,000,000 in the aggregate, plus accrued and unpaid dividends/distributions through the date of redemption. In connection with the redemption, we expensed $9,033,000 of previously capitalized issuance costs in "Series K preferred share/unit issuance costs" on our consolidated statements of income to arrive at "net income attributable to common shareholders" for the three and nine months ended September 30, 2021.

BUSINESS DEVELOPMENTS
Leasing Activity For the Three Months Ended September 30, 2021:
757,000 square feet of New York Office space (672,000 square feet at share) at an initial rent of $77.26 per square foot and a weighted average lease term of 7.6 years. The changes in the GAAP and cash mark-to-market rent on the 629,000 square feet of second generation space were positive 4.2% and positive 1.4%, respectively. Tenant improvements and leasing commissions were $10.18 per square foot per annum, or 13.2% of initial rent.
111,000 square feet of New York Retail space (105,000 square feet at share) at an initial rent of $109.61 per square foot and a weighted average lease term of 26.4 years. The changes in the GAAP and cash mark-to-market rent on the 95,000 square feet of second generation space were positive 45.3% and positive 19.6%, respectively. Tenant improvements and leasing commissions were $1.65 per square foot per annum, or 1.5% of initial rent.
103,000 square feet at theMART (all at share) at an initial rent of $49.89 per square foot and a weighted average lease term of 7.9 years. The changes in the GAAP and cash mark-to-market rent on the 62,000 square feet of second generation space were positive 13.6% and positive 2.4%, respectively. Tenant improvements and leasing commissions were $14.42 per square foot per annum, or 28.9% of initial rent.
23,000 square feet at 555 California Street (16,000 square feet at share) at an initial rent of $113.77 per square foot and a weighted average lease term of 3.3 years. The changes in the GAAP and cash mark-to-market rent on the 12,000 square feet of second generation space were positive 12.9% and positive 2.9%, respectively. Tenant improvements and leasing commissions were $7.11 per square foot per annum, or 6.2% of initial rent.
Leasing Activity For the Nine Months Ended September 30, 2021:
1,298,000 square feet of New York Office space (1,122,000 square feet at share) at an initial rent of $79.78 per square foot and a weighted average lease term of 8.8 years. The changes in the GAAP and cash mark-to-market rent on the 911,000 square feet of second generation space were positive 1.1% and negative 0.3%, respectively. Tenant improvements and leasing commissions were $11.11 per square foot per annum, or 13.9% of initial rent.
176,000 square feet of New York Retail space (158,000 square feet at share) at an initial rent of $142.70 per square foot and a weighted average lease term of 21.0 years. The changes in the GAAP and cash mark-to-market rent on the 107,000 square feet of second generation space were positive 40.5% and positive 15.5%, respectively. Tenant improvements and leasing commissions were $3.53 per square foot per annum, or 2.5% of initial rent.
302,000 square feet at theMART (all at share) at an initial rent of $50.86 per square foot and a weighted average lease term of 6.0 years. The changes in the GAAP and cash mark-to-market rent on the 256,000 square feet of second generation space were positive 0.6% and positive 1.1%, respectively. Tenant improvements and leasing commissions were $7.83 per square foot per annum, or 15.4% of initial rent.
74,000 square feet at 555 California Street (52,000 square feet at share) at an initial rent of $114.70 per square foot and a weighted average lease term of 4.0 years. The changes in the GAAP and cash mark-to-market rent on the 48,000 square feet of second generation space were positive 29.5% and positive 25.4%, respectively. Tenant improvements and leasing commissions were $3.94 per square foot per annum, or 3.4% of initial rent.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended				For the Nine Months Ended September 30,
	September 30,			June 30, 2021
	2021	2020			2021	2020
Total revenues	$409,212	$363,962		$378,941	$1,168,130	$1,151,520

Net income (loss) attributable to common shareholders	$37,689	$53,170		$48,045	$89,817	$(139,617)
Per common share:
Basic	$0.20	$0.28		$0.25	$0.47	$(0.73)
Diluted	$0.20	$0.28		$0.25	$0.47	$(0.73)

Net income (loss) attributable to common shareholders, as adjusted (non-GAAP)	$25,926	$(9,386)		$26,804	$65,176	$18,198
Per diluted share (non-GAAP)	$0.14	$(0.05)		$0.14	$0.34	$0.10

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$136,213	$116,698		$133,161	$393,733	$370,918
Per diluted share (non-GAAP)	$0.71	$0.61		$0.69	$2.05	$1.94

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$158,286	$278,507		$153,364	$430,057	$612,123
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$169,545	$296,559		$164,072	$460,189	$651,924
Per diluted share (non-GAAP)	$0.82	$1.46		$0.80	$2.24	$3.20

Dividends per common share	$0.53	$0.53		$0.53	$1.59	$1.85

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	74.6%	77.9%	(1)	76.8%	77.6%	84.5%	(1)
FAD payout ratio	85.5%	88.3%		120.5%	95.2%	100.5%

Weighted average common shares outstanding (REIT basis)	191,577	191,162		191,527	191,508	191,102
Convertible units:
Class A	13,287	12,392		13,094	13,155	12,378
Equity awards - unit equivalents	839	—		1,193	953	76
Preferred shares	26	26		26	26	28
Weighted average shares used in determining FFO attributable to Class A unitholders plus assumed conversions per diluted share (OP Basis)	205,729	203,580		205,840	205,642	203,584
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(1)Excludes the impact of non-cash write-offs of receivables arising from the straight-lining of rents of $13,873 and $50,170, respectively, for the three and nine months ended September 30, 2020.

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q3 2021 VS. Q3 2020 (unaudited)
(Amounts in millions, except per share amounts)

	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended September 30, 2020	$116.7	$0.61

Increase (decrease) in FFO, as adjusted due to:
Rent commencement and other tenant related items	19.7
Variable businesses:
Signage	3.5
BMS	2.3
Garages	2.1
Trade shows	1.3
	9.2
Acquisition of our partner's 45% ownership interest in One Park Avenue on August 5, 2021	4.8
General and administrative (primarily due to overhead reduction program announced in December 2020)	3.7
Increase in real estate tax expense primarily due to a recent increase in the triennial tax-assessed value of theMART	(12.5)
Other, net	(4.3)
	20.6
Noncontrolling interests' share of above items	(1.1)
Net increase	19.5	0.10

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended September 30, 2021	$136.2	$0.71

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	September 30, 2021	December 31, 2020
ASSETS
Real estate, at cost:
Land	$2,528,207	$2,420,054	$108,153
Buildings and improvements	8,449,768	7,933,030	516,738
Development costs and construction in progress	1,830,660	1,604,637	226,023
Leasehold improvements and equipment	111,233	130,222	(18,989)
Total	12,919,868	12,087,943	831,925
Less accumulated depreciation and amortization	(3,309,273)	(3,169,446)	(139,827)
Real estate, net	9,610,595	8,918,497	692,098
Right-of-use assets	337,130	367,365	(30,235)
Cash and cash equivalents	2,128,964	1,624,482	504,482
Restricted cash	139,233	105,887	33,346
Tenant and other receivables	89,606	77,658	11,948
Investments in partially owned entities	3,287,870	3,491,107	(203,237)
Real estate fund investments	3,739	3,739	—
220 CPS condominium units ready for sale	77,658	128,215	(50,557)
Receivable arising from the straight-lining of rents	656,137	674,075	(17,938)
Deferred leasing costs, net	386,273	372,919	13,354
Identified intangible assets, net	158,438	23,856	134,582
Other assets	613,157	434,022	179,135
Total Assets	$17,488,800	$16,221,822	$1,266,978
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$6,069,512	$5,580,549	$488,963
Senior unsecured notes, net	1,189,680	446,685	742,995
Unsecured term loan, net	797,549	796,762	787
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	372,908	401,008	(28,100)
Accounts payable and accrued expenses	449,768	427,202	22,566
Deferred revenue	50,064	40,110	9,954
Deferred compensation plan	107,860	105,564	2,296
Preferred shares to be redeemed on October 13, 2021	300,000	—	300,000
Other liabilities	305,946	294,520	11,426
Total liabilities	10,218,287	8,667,400	1,550,887
Redeemable noncontrolling interests	690,688	606,267	84,421
Shareholders' equity	6,294,304	6,533,198	(238,894)
Noncontrolling interests in consolidated subsidiaries	285,521	414,957	(129,436)
Total liabilities, redeemable noncontrolling interests and equity	$17,488,800	$16,221,822	$1,266,978

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	September 30,			June 30, 2021
	2021	2020	Variance
Property rentals(1)(2)	$330,620	$281,068	$49,552	$303,566
Tenant expense reimbursements(1)	38,177	41,702	(3,525)	38,241
Amortization of acquired below-market leases, net	2,222	3,648	(1,426)	2,551
Straight-lining of rents	(1,816)	(4,165)	2,349	(4,762)
Total rental revenues	369,203	322,253	46,950	339,596
Fee and other income:
BMS cleaning fees	30,827	24,054	6,773	28,083
Management and leasing fees	2,509	11,649	(9,140)	3,073
Other income	6,673	6,006	667	8,189
Total revenues	409,212	363,962	45,250	378,941
Operating expenses	(212,699)	(195,645)	(17,054)	(190,920)
Depreciation and amortization	(100,867)	(107,013)	6,146	(89,777)
General and administrative	(25,553)	(32,407)	6,854	(30,602)
Expense from deferred compensation plan liability	(799)	(4,341)	3,542	(3,378)
Impairment losses, transaction related costs and other	(9,681)	(584)	(9,097)	(106)
Total expenses	(349,599)	(339,990)	(9,609)	(314,783)
Income (loss) from partially owned entities	26,269	(80,909)	107,178	31,426
(Loss) income from real estate fund investments	(66)	(13,823)	13,757	5,342
Interest and other investment income, net	633	1,729	(1,096)	1,539
Income from deferred compensation plan assets	799	4,341	(3,542)	3,378
Interest and debt expense	(50,946)	(57,371)	6,425	(51,894)
Net gains on disposition of wholly owned and partially owned assets	10,087	214,578	(204,491)	25,724
Income before income taxes	46,389	92,517	(46,128)	79,673
Income tax benefit (expense)	25,376	(23,781)	49,157	(2,841)
Net income	71,765	68,736	3,029	76,832
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(5,425)	848	(6,273)	(8,784)
Operating Partnership	(2,818)	(3,884)	1,066	(3,536)
Net income attributable to Vornado	63,522	65,700	(2,178)	64,512
Preferred share dividends	(16,800)	(12,530)	(4,270)	(16,467)
Series K preferred share issuance costs	(9,033)	—	(9,033)	—
Net income attributable to common shareholders	$37,689	$53,170	$(15,481)	$48,045

Capitalized expenditures:
Development payroll	$2,770	$2,820	$(50)	$2,789
Interest and debt expense	10,739	9,328	1,411	10,779
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(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.
(2)Reduced by $22,135 for the three months ended September 30, 2020, for the write-off of lease receivables deemed uncollectible (primarily write-offs of receivables arising from the straight-lining of rents).

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Nine Months Ended September 30,
	2021	2020	Variance
Property rentals(1)(2)	$934,685	$918,788	$15,897
Tenant expense reimbursements(1)	117,143	126,900	(9,757)
Amortization of acquired below-market leases, net	7,939	13,054	(5,115)
Straight-lining of rents	(11,651)	(20,021)	8,370
Total rental revenues	1,048,116	1,038,721	9,395
Fee and other income:
BMS cleaning fees	87,387	77,635	9,752
Management and leasing fees	10,951	16,353	(5,402)
Other income	21,676	18,811	2,865
Total revenues	1,168,130	1,151,520	16,610
Operating expenses	(594,598)	(600,077)	5,479
Depreciation and amortization	(285,998)	(292,611)	6,613
General and administrative	(100,341)	(120,255)	19,914
(Expense) benefit from deferred compensation plan liability	(7,422)	548	(7,970)
(Impairment losses, transaction related costs and other) lease liability extinguishment gain	(10,630)	68,566	(79,196)
Total expenses	(998,989)	(943,829)	(55,160)
Income (loss) from partially owned entities	86,768	(353,679)	440,447
Income (loss) from real estate fund investments	5,107	(225,328)	230,435
Interest and other investment income (loss), net	3,694	(7,068)	10,762
Income (loss) from deferred compensation plan assets	7,422	(548)	7,970
Interest and debt expense	(152,904)	(174,618)	21,714
Net gains on disposition of wholly owned and partially owned assets	35,811	338,862	(303,051)
Income (loss) before income taxes	155,039	(214,688)	369,727
Income tax benefit (expense)	20,551	(38,431)	58,982
Net income (loss)	175,590	(253,119)	428,709
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(20,323)	141,003	(161,326)
Operating Partnership	(6,683)	10,090	(16,773)
Net income (loss) attributable to Vornado	148,584	(102,026)	250,610
Preferred share dividends	(49,734)	(37,591)	(12,143)
Series K preferred share issuance costs	(9,033)	—	(9,033)
Net income (loss) attributable to common shareholders	$89,817	$(139,617)	$229,434

Capitalized expenditures:
Development payroll	$8,117	$11,696	$(3,579)
Interest and debt expense	31,785	30,829	956
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(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.
(2)Reduced by $60,766 for the nine months ended September 30, 2020, for the write-off of lease receivables deemed uncollectible (primarily write-offs of receivables arising from the straight-lining of rents).

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30, 2021
	Total	New York	Other
Property rentals(1)	$330,620	$254,330	$76,290
Tenant expense reimbursements(1)	38,177	26,255	11,922
Amortization of acquired below-market leases, net	2,222	2,066	156
Straight-lining of rents	(1,816)	(1,889)	73
Total rental revenues	369,203	280,762	88,441
Fee and other income:
BMS cleaning fees	30,827	32,630	(1,803)
Management and leasing fees	2,509	2,680	(171)
Other income	6,673	571	6,102
Total revenues	409,212	316,643	92,569
Operating expenses	(212,699)	(151,276)	(61,423)
Depreciation and amortization	(100,867)	(78,839)	(22,028)
General and administrative	(25,553)	(10,643)	(14,910)
Expense from deferred compensation plan liability	(799)	—	(799)
Impairment losses, transaction related costs and other	(9,681)	(7,880)	(1,801)
Total expenses	(349,599)	(248,638)	(100,961)
Income from partially owned entities	26,269	24,992	1,277
Loss from real estate fund investments	(66)	—	(66)
Interest and other investment income, net	633	14	619
Income from deferred compensation plan assets	799	—	799
Interest and debt expense	(50,946)	(23,189)	(27,757)
Net gains on disposition of wholly owned and partially owned assets	10,087	—	10,087
Income before income taxes	46,389	69,822	(23,433)
Income tax benefit (expense)	25,376	(6,972)	32,348
Net income	71,765	62,850	8,915
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(5,425)	(3,428)	(1,997)
Net income attributable to Vornado Realty L.P.	66,340	$59,422	$6,918
Less net income attributable to noncontrolling interests in the Operating Partnership	(2,776)
Preferred unit distributions	(16,842)
Series K preferred unit issuance costs	(9,033)
Net income attributable to common shareholders	$37,689
For the three months ended September 30, 2020:
Net income (loss) attributable to Vornado Realty L.P.	$69,584	$(75,935)	$145,519
Net income attributable to common shareholders	$53,170
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Nine Months Ended September 30, 2021
	Total	New York	Other
Property rentals(1)	$934,685	$733,909	$200,776
Tenant expense reimbursements(1)	117,143	86,773	30,370
Amortization of acquired below-market leases, net	7,939	7,432	507
Straight-lining of rents	(11,651)	(13,771)	2,120
Total rental revenues	1,048,116	814,343	233,773
Fee and other income:
BMS cleaning fees	87,387	92,178	(4,791)
Management and leasing fees	10,951	11,290	(339)
Other income	21,676	3,947	17,729
Total revenues	1,168,130	921,758	246,372
Operating expenses	(594,598)	(468,294)	(126,304)
Depreciation and amortization	(285,998)	(219,720)	(66,278)
General and administrative	(100,341)	(36,249)	(64,092)
Expense from deferred compensation plan liability	(7,422)	—	(7,422)
Impairment losses, transaction related costs and other	(10,630)	(7,499)	(3,131)
Total expenses	(998,989)	(731,762)	(267,227)
Income from partially owned entities	86,768	83,102	3,666
Income from real estate fund investments	5,107	—	5,107
Interest and other investment income, net	3,694	1,853	1,841
Income from deferred compensation plan assets	7,422	—	7,422
Interest and debt expense	(152,904)	(68,082)	(84,822)
Net gains on disposition of wholly owned and partially owned assets	35,811	—	35,811
Income (loss) before income taxes	155,039	206,869	(51,830)
Income tax benefit (expense)	20,551	(5,893)	26,444
Net income (loss)	175,590	200,976	(25,386)
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(20,323)	(8,951)	(11,372)
Net income (loss) attributable to Vornado Realty L.P.	155,267	$192,025	$(36,758)
Less net income attributable to noncontrolling interests in the Operating Partnership	(6,559)
Preferred unit distributions	(49,858)
Series K preferred unit issuance costs	(9,033)
Net income attributable to common shareholders	$89,817
For the nine months ended September 30, 2020:
Net (loss) income attributable to Vornado Realty L.P.	$(112,116)	$(208,293)	$96,177
Net loss attributable to common shareholders	$(139,617)
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30, 2021
	Total	New York	Other
Total revenues	$409,212	$316,643	$92,569
Operating expenses	(212,699)	(151,276)	(61,423)
NOI - consolidated	196,513	165,367	31,146
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,886)	(9,747)	(7,139)
Add: NOI from partially owned entities	75,644	73,219	2,425
NOI at share	255,271	228,839	26,432
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	1,922	783	1,139
NOI at share - cash basis	$257,193	$229,622	$27,571

	For the Three Months Ended September 30, 2020
	Total	New York	Other
Total revenues	$363,962	$293,145	$70,817
Operating expenses	(195,645)	(161,386)	(34,259)
NOI - consolidated	168,317	131,759	36,558
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(25,959)	(17,776)	(8,183)
Add: NOI from partially owned entities	78,175	75,837	2,338
NOI at share	220,533	189,820	30,713
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	10,981	6,261	4,720
NOI at share - cash basis	$231,514	$196,081	$35,433

	For the Three Months Ended June 30, 2021
	Total	New York	Other
Total revenues	$378,941	$301,144	$77,797
Operating expenses	(190,920)	(156,033)	(34,887)
NOI - consolidated	188,021	145,111	42,910
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(15,689)	(8,473)	(7,216)
Add: NOI from partially owned entities	77,235	74,400	2,835
NOI at share	249,567	211,038	38,529
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	846	541	305
NOI at share - cash basis	$250,413	$211,579	$38,834
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Nine Months Ended September 30, 2021
	Total	New York	Other
Total revenues	$1,168,130	$921,758	$246,372
Operating expenses	(594,598)	(468,294)	(126,304)
NOI - consolidated	573,532	453,464	120,068
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(50,221)	(26,841)	(23,380)
Add: Our share of NOI from partially owned entities	231,635	224,392	7,243
NOI at share	754,946	651,015	103,931
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	1,570	351	1,219
NOI at share - cash basis	$756,516	$651,366	$105,150

	For the Nine Months Ended September 30, 2020
	Total	New York	Other
Total revenues	$1,151,520	$919,388	$232,132
Operating expenses	(600,077)	(484,624)	(115,453)
NOI - consolidated	551,443	434,764	116,679
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(56,900)	(34,713)	(22,187)
Add: Our share of NOI from partially owned entities	229,543	221,296	8,247
NOI at share	724,086	621,347	102,739
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	48,247	40,310	7,937
NOI at share - cash basis	$772,333	$661,657	$110,676
________________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2021
	2021	2020		2021	2020
NOI at share:
New York:
Office(1)	$166,553	$159,981	$164,050	$497,238	$504,630
Retail(2)	49,083	35,294	39,213	124,998	109,153
Residential	4,194	4,536	4,239	12,889	16,604
Alexander's Inc. ("Alexander's")	9,009	6,830	9,069	28,567	25,653
Hotel Pennsylvania(3)	—	(16,821)	(5,533)	(12,677)	(34,693)
Total New York	228,839	189,820	211,038	651,015	621,347

Other:
theMART(4)	6,431	13,171	18,412	42,950	52,087
555 California Street	16,128	15,618	16,038	48,230	45,686
Other investments	3,873	1,924	4,079	12,751	4,966
Total Other	26,432	30,713	38,529	103,931	102,739

NOI at share	$255,271	$220,533	$249,567	$754,946	$724,086
____________________
(1)    The three and nine months ended September 30, 2020 include $4,368 and $17,588, respectively, of non-cash write-offs of receivables arising from the straight-lining of rents (including the New York & Company, Inc. lease at 330 West 34th Street) and $5,112 and $6,052, respectively, of write-offs of tenant receivables deemed uncollectible.
(2)    The three and nine months ended September 30, 2020 include $4,688 and $25,124, respectively, of non-cash write-offs of receivables arising from the straight-lining of rents (including the JCPenney lease at Manhattan Mall) and $4,668 and $11,399, respectively, of write-offs of tenant receivables deemed uncollectible.
(3)    On April 5, 2021, we permanently closed the Hotel Pennsylvania. Beginning in the third quarter of 2021, we commenced capitalization of carrying costs in connection with our development of the future PENN 15 (formerly Hotel Pennsylvania) site.
(4)    The three and nine months ended September 30, 2021 include increases in real estate tax expense of $12,518 and $14,441, respectively, primarily due to a recent increase in the triennial tax-assessed value of theMART.

NET OPERATING INCOME AT SHARE - CASH BASIS BY SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2021
	2021	2020		2021	2020
NOI at share - cash basis:
New York:
Office(1)	$170,521	$162,357	$167,322	$504,939	$524,830
Retail(2)	45,175	36,476	36,214	116,265	124,430
Residential	4,136	4,178	3,751	11,898	15,541
Alexander's	9,790	9,899	9,848	30,987	31,574
Hotel Pennsylvania(3)	—	(16,829)	(5,556)	(12,723)	(34,718)
Total New York	229,622	196,081	211,579	651,366	661,657

Other:
theMART(4)	8,635	17,706	19,501	45,976	58,176
555 California Street	14,745	15,530	14,952	45,552	45,970
Other investments	4,191	2,197	4,381	13,622	6,530
Total Other	27,571	35,433	38,834	105,150	110,676

NOI at share - cash basis	$257,193	$231,514	$250,413	$756,516	$772,333
____________________
(1)    The three and nine months ended September 30, 2020 include $5,112 and $6,052, respectively, of write-offs of tenant receivables deemed uncollectible.
(2)    The three and nine months ended September 30, 2020 include $4,668 and $11,399, respectively, of write-offs of tenant receivables deemed uncollectible.
(3)    On April 5, 2021, we permanently closed the Hotel Pennsylvania. Beginning in the third quarter of 2021, we commenced capitalization of carrying costs in connection with our development of the future PENN 15 (formerly Hotel Pennsylvania) site.
(4)    The three and nine months ended September 30, 2021 include increases in real estate tax expense of $12,518 and $14,441, respectively, primarily due to a recent increase in the triennial tax-assessed value of theMART.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	theMART(2)	555 California Street
Same store NOI at share % increase (decrease)(1):
Three months ended September 30, 2021 compared to September 30, 2020	4.1%	7.8%	(50.8)%	3.0%
Nine months ended September 30, 2021 compared to September 30, 2020	1.9%	3.2%	(16.9)%	5.4%
Three months ended September 30, 2021 compared to June 30, 2021	(1.7)%	3.7%	(65.1)%	0.6%

Same store NOI at share - cash basis % increase (decrease)(1):
Three months ended September 30, 2021 compared to September 30, 2020	2.8%	8.1%	(50.9)%	(5.0)%
Nine months ended September 30, 2021 compared to September 30, 2020	(1.1)%	0.6%	(20.4)%	(0.7)%
Three months ended September 30, 2021 compared to June 30, 2021	(1.1)%	4.0%	(55.7)%	(1.4)%
________________________________
(1)See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.
(2)The three and nine months ended September 30, 2021 include increases in real estate tax expense of $12,518,000 and $14,441,000, respectively, primarily due to a recent increase in the triennial tax-assessed value of theMART.

NOI AT SHARE BY REGION (NON-GAAP) (unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2021	2020	2021	2020
Region:
New York City metropolitan area	91%	87%	88%	87%
Chicago, IL	3%	6%	6%	7%
San Francisco, CA	6%	7%	6%	6%
	100%	100%	100%	100%

PRO FORMA NOI AT SHARE - CASH BASIS - TRAILING TWELVE MONTHS (NON-GAAP) (unaudited)
(Amounts in thousands)
	For the Trailing Twelve Months Ended September 30, 2021			For the Trailing Twelve Months Ended June 30, 2021
	NOI at Share - Cash Basis	BMS NOI	Pro Forma NOI at Share - Cash Basis	Pro Forma NOI at Share - Cash Basis
Office:
New York	$671,864	$(24,893)	$646,971	$641,109
theMART	64,051	—	64,051	73,122
555 California Street	60,499	—	60,499	61,284
Total Office	796,414	(24,893)	771,521	775,515
New York - Retail	150,521	—	150,521	141,822
New York - Residential	15,726	—	15,726	15,768
	$962,661	$(24,893)	$937,768	$933,105

PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF SEPTEMBER 30, 2021 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.							Projected Incremental Cash Yield
Active PENN District Projects	Segment		Budget(1)		Amount Expended		Remainder to be Expended	Stabilization Year
Farley (95% interest)	New York	844,000	1,120,000	(2)	906,389	(2)	213,611	2022	6.4%
PENN 2 - as expanded(3)	New York	1,795,000	750,000		141,216		608,784	2025	9.0%
PENN 1 (including LIRR Concourse Retail)(4)	New York	2,547,000	450,000		304,667		145,333	N/A	12.2%	(4)(5)
Districtwide Improvements	New York	N/A	100,000		30,805		69,195	N/A	N/A
Total Active PENN District Projects			2,420,000		1,383,077		1,036,923		8.0%
________________________________
(1)Excluding debt and equity carry.
(2)Net of 154,000 of historic tax credit investor contributions, of which 88,000 has been funded to date (at our 95% share).
(3)PENN 2 estimated impact on cash basis NOI and FFO of square feet taken out of service:

	2021	2022
Square feet out of service at end of year	1,190,000	1,210,000
Year-over-year reduction in Cash Basis NOI(i)	(19,000)	—
Year-over-year reduction in FFO(ii)	(7,000)	—
________________________________
(i)    After capitalization of real estate taxes and operating expenses on space out of service.
(ii)    Net of capitalized interest on space out of service under redevelopment.

(4)    Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 12.2% projected return is before the ground rent reset in 2023, which may be material.
(5)    Achieved as existing leases roll; approximate average remaining lease term 5.0 years.

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

FUTURE DEVELOPMENT OPPORTUNITIES - AS OF SEPTEMBER 30, 2021 (unaudited)

Future Opportunities	Segment	Property Zoning Sq. Ft.
PENN 15 (Hotel Pennsylvania site)(1)	New York	2,052,000
PENN District - multiple other opportunities - office/residential/retail	New York
260 Eleventh Avenue - office(2)	New York	280,000

Undeveloped Land
57th Street (50% interest)	New York	150,000
Eighth Avenue and 34th Street	New York	105,000
527 West Kinzie, Chicago	Other	330,000
Rego Park III (32.4% interest)	New York
Total undeveloped land		585,000
____________________
(1)We have permanently closed the Hotel Pennsylvania and plan to develop an office tower on the site. Demolition of the existing building structure will commence in the fourth quarter of 2021.
(2)The building is subject to a ground lease which expires in 2114.

There can be no assurance that the above projects will be completed, completed on schedule or within budget.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Three Months Ended September 30, 2021
Total square feet leased	757	111	103	23
Our share of square feet leased:	672	105	103	16
Initial rent(1)	$77.26	$109.61	$49.89	$113.77
Weighted average lease term (years)	7.6	26.4	7.9	3.3
Second generation relet space:
Square feet	629	95	62	12
GAAP basis:
Straight-line rent(2)	$69.70	$94.80	$46.75	$114.08
Prior straight-line rent	$66.88	$65.25	$41.16	$101.04
Percentage increase	4.2%	45.3%	13.6%	12.9%
Cash basis (non-GAAP):
Initial rent(1)	$77.01	$79.79	$46.91	$112.29
Prior escalated rent	$75.94	$66.73	$45.80	$109.08
Percentage increase	1.4%	19.6%	2.4%	2.9%
Tenant improvements and leasing commissions:
Per square foot	$77.36	$43.61	$113.95	$23.74
Per square foot per annum	$10.18	$1.65	$14.42	$7.11
Percentage of initial rent	13.2%	1.5%	28.9%	6.2%
________________________________
See notes on following page.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Nine Months Ended September 30, 2021
Total square feet leased	1,298	176	302	74
Our share of square feet leased:	1,122	158	302	52
Initial rent(1)	$79.78	$142.70	$50.86	$114.70
Weighted average lease term (years)	8.8	21.0	6.0	4.0
Second generation relet space:
Square feet	911	107	256	48
GAAP basis:
Straight-line rent(2)	$72.94	$129.24	$46.23	$106.73
Prior straight-line rent	$72.12	$92.00	$45.96	$82.41
Percentage increase	1.1%	40.5%	0.6%	29.5%
Cash basis (non-GAAP):
Initial rent(1)	$79.59	$114.24	$50.30	$114.39
Prior escalated rent	$79.80	$98.89	$49.77	$91.22
Percentage (decrease) increase	(0.3)%	15.5%	1.1%	25.4%
Tenant improvements and leasing commissions:
Per square foot	$98.10	$74.14	$47.00	$15.76
Per square foot per annum	$11.11	$3.53	$7.83	$3.94
Percentage of initial rent	13.9%	2.5%	15.4%	3.4%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Month to Month	4,000		$55,000	$13.75	—%

	Fourth Quarter 2021	154,000		8,967,000	58.23	0.8%

	First Quarter 2022	242,000		11,983,000	49.52	1.1%
	Second Quarter 2022	254,000		19,742,000	77.72	1.8%
	Third Quarter 2022	125,000		9,743,000	77.94	0.9%
	Fourth Quarter 2022	148,000		9,848,000	66.54	0.9%
	Total 2022	769,000		51,316,000	66.73	4.7%
	2023	1,440,000		132,292,000	91.87	12.1%
	2024	1,428,000		115,368,000	80.79	10.6%
	2025	727,000		58,874,000	80.98	5.4%
	2026	1,441,000		108,248,000	75.12	9.9%
	2027	1,147,000		83,137,000	72.48	7.6%
	2028	921,000		63,238,000	68.66	5.8%
	2029	1,173,000		93,424,000	79.65	8.6%
	2030	610,000		48,196,000	79.01	4.4%
	2031	841,000		73,443,000	87.33	6.7%
	Thereafter	3,679,000	(2)	252,547,000	68.65	23.4%

Retail:	Month to Month	20,000		$1,548,000	$77.40	0.6%

	Fourth Quarter 2021	27,000		4,817,000	178.41	1.8%

	First Quarter 2022	96,000		2,637,000	27.47	1.0%
	Second Quarter 2022	—		—	—	—%
	Third Quarter 2022	4,000		1,051,000	262.75	0.4%
	Fourth Quarter 2022	1,000		874,000	874.00	0.3%
	Total 2022	101,000		4,562,000	45.17	1.7%
	2023	22,000		20,337,000	924.41	7.8%
	2024	192,000		40,344,000	210.13	15.4%
	2025	40,000		12,442,000	311.05	4.7%
	2026	85,000		26,211,000	308.36	10.0%
	2027	31,000		16,915,000	545.65	6.5%
	2028	29,000		13,359,000	460.66	5.1%
	2029	46,000		19,305,000	419.67	7.4%
	2030	156,000		21,612,000	138.54	8.2%
	2031	89,000		28,663,000	322.06	10.9%
	Thereafter	304,000		51,856,000	170.58	19.9%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS (unaudited) theMART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	5,000	$170,000	$34.00	0.1%

	Fourth Quarter 2021	76,000	3,804,000	50.05	2.4%

	First Quarter 2022	58,000	3,102,000	53.48	1.9%
	Second Quarter 2022	24,000	1,590,000	66.25	1.0%
	Third Quarter 2022	277,000	12,081,000	48.13	7.5%
	Fourth Quarter 2022	181,000	8,776,000	48.49	5.5%
	Total 2022	540,000	25,549,000	47.31	15.9%
	2023	288,000	15,118,000	52.49	9.4%
	2024	243,000	13,284,000	54.67	8.3%
	2025	347,000	19,331,000	55.71	12.0%
	2026	295,000	15,768,000	53.45	9.8%
	2027	176,000	9,213,000	52.35	5.7%
	2028	656,000	30,066,000	45.83	18.7%
	2029	101,000	4,722,000	46.75	2.9%
	2030	15,000	845,000	56.33	0.5%
	2031	294,000	13,240,000	45.03	8.2%
	Thereafter	208,000	9,499,000	45.67	6.1%
________________________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	—%

	Fourth Quarter 2021	—	—	—	—%

	First Quarter 2022	—	—	—	—%
	Second Quarter 2022	—	—	—	—%
	Third Quarter 2022	—	—	—	—%
	Fourth Quarter 2022	—	—	—	—%
	Total 2022	—	—	—	—%
	2023	133,000	10,409,000	78.26	10.0%
	2024	70,000	6,996,000	99.94	6.7%
	2025	282,000	24,586,000	87.18	23.7%
	2026	238,000	23,003,000	96.65	22.2%
	2027	65,000	5,877,000	90.42	5.7%
	2028	20,000	1,648,000	82.40	1.6%
	2029	82,000	7,951,000	96.96	7.7%
	2030	106,000	10,659,000	100.56	10.3%
	2031	—	—	—	—%
	Thereafter	173,000	12,581,000	72.72	12.1%
________________________________
(1)    Excludes storage, vacancy and other.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)	Nine Months Ended September 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for capital expenditures:
Expenditures to maintain assets	$51,370	$65,173	$93,226
Tenant improvements	51,615	65,313	98,261
Leasing commissions	19,126	18,626	18,229
Recurring tenant improvements, leasing commissions and other capital expenditures	122,111	149,112	209,716
Non-recurring capital expenditures(1)	9,915	64,624	30,374
Total capital expenditures and leasing commissions	$132,026	$213,736	$240,090

	Nine Months Ended September 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail	$171,036	$239,427	$265,455
PENN 1	129,521	105,392	51,168
PENN 2	63,121	76,883	28,719
PENN 15 (Hotel Pennsylvania site)	30,828	6,275	1,155
220 CPS	16,958	119,763	181,177
345 Montgomery Street	4,263	16,661	29,441
Other	28,918	37,519	91,941
	$444,645	$601,920	$649,056
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)
	Nine Months Ended September 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for capital expenditures:
Expenditures to maintain assets	$42,718	$53,543	$80,416
Tenant improvements	46,182	52,763	84,870
Leasing commissions	10,309	14,612	16,316
Recurring tenant improvements, leasing commissions and other capital expenditures	99,209	120,918	181,602
Non-recurring capital expenditures(1)	9,857	64,414	28,269
Total capital expenditures and leasing commissions	$109,066	$185,332	$209,871

	Nine Months Ended September 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail	$171,036	$239,427	$265,455
PENN 1	129,521	105,392	51,168
PENN 2	63,121	76,883	28,719
PENN 15 (Hotel Pennsylvania site)	30,828	6,275	1,155
Other	26,847	33,471	85,438
	$421,353	$461,448	$431,935
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
theMART
(Amounts in thousands)	Nine Months Ended September 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for capital expenditures:
Expenditures to maintain assets	$3,595	$7,627	$9,566
Tenant improvements	4,302	5,859	9,244
Leasing commissions	1,997	3,173	827
Recurring tenant improvements, leasing commissions and other capital expenditures	9,894	16,659	19,637
Non-recurring capital expenditures(1)	58	210	332
Total capital expenditures and leasing commissions	$9,952	$16,869	$19,969

	Nine Months Ended September 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for development and redevelopment expenditures:
Common area enhancements	$—	$3,063	$476
Other	2,071	948	1,846
	$2,071	$4,011	$2,322
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)
	Nine Months Ended September 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for capital expenditures:
Expenditures to maintain assets	$5,057	$4,003	$3,244
Tenant improvements	1,131	6,691	4,147
Leasing commissions	6,820	841	1,086
Recurring tenant improvements, leasing commissions and other capital expenditures	13,008	11,535	8,477
Non-recurring capital expenditures(1)	—	—	1,773
Total capital expenditures and leasing commissions	$13,008	$11,535	$10,250

	Nine Months Ended September 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for development and redevelopment expenditures:
345 Montgomery Street	$4,263	$16,661	$29,441
Other	—	—	3,896
	$4,263	$16,661	$33,337
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.

CAPITAL EXPENDITURES (unaudited)
OTHER
(Amounts in thousands)
	Nine Months Ended September 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for development and redevelopment expenditures:
220 CPS	$16,958	$119,763	$181,177
Other	—	37	285
	$16,958	$119,800	$181,462

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
Joint Venture Name	Asset Category	Percentage Ownership at September 30, 2021	Company's Carrying Amount		Company's Pro rata Share of Debt(1)	100% of Joint Venture Debt(1)	Maturity Date(2)	Spread over LIBOR	Interest Rate
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,771,904		$461,461	$950,000	Various	Various	Various

Alexander's	Office/Retail	32.4%	80,477		377,312	1,164,544	Various	Various	Various

Partially owned office buildings/land:
280 Park Avenue	Office/Retail	50.0%	83,551		600,000	1,200,000	09/24	L+173	1.81%
650 Madison Avenue	Office/Retail	20.1%	96,857		161,024	800,000	12/29	N/A	3.49%
512 West 22nd Street	Office/Retail	55.0%	62,131		70,742	128,622	06/24	L+200	2.08%
West 57th Street properties	Office/Retail/Land	50.0%	43,664		10,000	20,000	12/22	L+160	1.69%
825 Seventh Avenue	Office	50.0%	8,998		23,339	46,678	07/23	L+190	2.03%
61 Ninth Avenue	Office/Retail	45.1%	3,132		75,543	167,500	01/26	L+135	1.44%
Other	Office/Retail	Various	6,726		17,465	50,150	Various	Various	Various

Other equity method investments:
Independence Plaza	Residential/Retail	50.1%	55,855		338,175	675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	33,120		18,712	37,119	06/22	L+195	2.04%
Other	Various	Various	41,455		91,796	580,428	Various	Various	Various
			$3,287,870		$2,245,569	$5,820,041

7 West 34th Street	Office/Retail	53.0%	(58,927)	(3)	159,000	300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(16,906)	(3)	311,875	625,000	12/26	N/A	4.55%
			$(75,833)		$470,875	$925,000
________________________________
(1)Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and the $500,000 mortgage loan on 640 Fifth Avenue included in Fifth Avenue and Times Square JV.
(2)Represents the extended maturity for certain loans for which we have the unilateral right to extend.
(3)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at September 30, 2021	Our Share of Net Income (Loss) for the Three Months Ended September 30,				Our Share of NOI (non-GAAP) for the Three Months Ended September 30,
		2021		2020		2021	2020
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$12,671	(1)	$7,694		$33,864	$32,250
Return on preferred equity, net of our share of the expense		9,430		9,430		—	—
Non-cash impairment loss		—		(107,023)		—	—
		22,101		(89,899)		33,864	32,250
Alexander's	32.4%	3,710		2,075	(2)	9,009	6,830	(2)
85 Tenth Avenue	49.9%	(2,949)		(1,786)		2,311	3,819
Independence Plaza	50.1%	(1,860)		(1,877)		3,983	4,086
One Park Avenue(3)	(3)	1,759		3,784		2,692	6,291
7 West 34th Street	53.0%	1,116		1,009		3,633	3,518
280 Park Avenue	50.0%	1,087		3,625		9,636	11,930
61 Ninth Avenue	45.1%	761		763		1,777	1,693
512 West 22nd Street	55.0%	(184)		(196)		1,591	1,450
650 Madison Avenue	20.1%	(176)		(409)		3,105	2,841
West 57th Street properties	50.0%	68		(371)		349	(83)
Other, net	Various	(441)		1,937		1,269	1,212
		24,992		(81,345)		73,219	75,837

Other:
Alexander's corporate fee income	32.4%	1,085		1,296		519	710
Rosslyn Plaza	43.7% to 50.4%	319		64		988	1,144
Other, net	Various	(127)		(924)		918	484
		1,277		436		2,425	2,338

Total		$26,269		$(80,909)		$75,644	$78,175
______________________________
(1)2021 includes a $3,177 decrease in our share of depreciation and amortization expense compared to the prior year period primarily resulting from non-cash impairment losses recognized during 2020.
(2)2020 includes our $3,139 share of write-offs of lease receivables deemed uncollectible.
(3)On August 5, 2021, we increased our ownership interest in One Park Avenue to 100.0% by acquiring our joint venture partner's 45.0% ownership interest in the property. Accordingly, we consolidated the accounts of the property from the date of acquisition.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at September 30, 2021	Our Share of Net Income (Loss) for the Nine Months Ended September 30,				Our Share of NOI (non-GAAP) for the Nine Months Ended September 30,
		2021		2020		2021	2020
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$32,314	(1)	$13,631	(2)	$95,532	$91,945	(2)
Return on preferred equity, net of our share of the expense		27,985		27,926		—	—
Non-cash impairment loss		—		(413,349)		—	—
		60,299		(371,792)		95,532	91,945
Alexander's	32.4%	17,764	(3)	7,420	(4)	28,567	25,653	(4)
One Park Avenue(5)	(5)	11,518		7,232		17,348	15,540
85 Tenth Avenue	49.9%	(8,469)		(4,597)		7,104	12,135
Independence Plaza	50.1%	(5,129)		(2,041)		12,269	15,148
280 Park Avenue	50.0%	3,851		3,872		29,002	30,067
7 West 34th Street	53.0%	3,377		3,113		10,940	10,662
61 Ninth Avenue	45.1%	2,345		2,222		5,396	5,306
650 Madison Avenue	20.1%	(1,157)		(1,305)		9,014	8,434
West 57th Street properties	50.0%	(622)		(955)		226	(75)
512 West 22nd Street	55.0%	(591)		(1,045)		4,602	3,207
Other, net	Various	(84)		1,476		4,392	3,274
		83,102		(356,400)		224,392	221,296

Other:
Alexander's corporate fee income	32.4%	3,622	(3)	3,778		1,789	2,016
Rosslyn Plaza	43.7% to 50.4%	1,051		302		3,078	3,622
Other, net	Various	(1,007)		(1,359)		2,376	2,609
		3,666		2,721		7,243	8,247

Total		$86,768		$(353,679)		$231,635	$229,543
____________________________
(1)2021 includes a $14,282 decrease in our share of depreciation and amortization expense compared to the prior year period primarily resulting from non-cash impairment losses recognized during 2020.
(2)2020 includes $2,997 of write-offs of lease receivables deemed uncollectible.
(3)On June 4, 2021, Alexander's completed the sale of a parcel of land in the Bronx, New York for $10,000. As a result of the sale, we recognized our $2,956 share of the net gain and also received a $300 sales commission paid by Alexander's.
(4)2020 includes our $4,846 share of write-offs of lease receivables deemed uncollectible.
(5)On August 5, 2021, we increased our ownership interest in One Park Avenue to 100.0% by acquiring our joint venture partner's 45.0% ownership interest in the property. Accordingly, we consolidated the accounts of the property from the date of acquisition.

CAPITAL STRUCTURE (PRO FORMA(1)) (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of
			September 30, 2021
Debt (contractual balances) (non-GAAP):
Consolidated debt(2):
Mortgages payable			$6,104,615
Senior unsecured notes			1,200,000
$800 Million unsecured term loan			800,000
$2.75 Billion unsecured revolving credit facilities			575,000
			8,679,615
Pro rata share of debt of non-consolidated entities			2,716,444
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(682,059)
			10,714,000	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred(1):
3.25% preferred units (D-17) (141,400 units @ $25 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares	September 30, 2021 Common Share Price
Equity:
Common shares	191,681	$42.01	8,052,519
Class A units	12,909	42.01	542,307
Convertible share equivalents:
Equity awards - unit equivalents	1,162	42.01	48,816
D-13 preferred units	1,111	42.01	46,673
G1-G4 units	81	42.01	3,403
Series A preferred shares	25	42.01	1,050
			8,694,768	(C)
Total Market Capitalization (A+B+C)			$20,631,803
________________________________
(1)In September 2021, we called for redemption all of the outstanding 5.70% Series K cumulative preferred shares. These shares were redeemed on October 13, 2021. In addition, the outstanding Series D-16 cumulative preferred unit was redeemed on October 18, 2021. As a result, we reclassified all of the outstanding Series K and D-16 preferred shares/units to liabilities on our consolidated balance sheet as of September 30, 2021.
(2)See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Third Quarter 2021	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020
High price	$47.86	$50.91	$49.50	$43.35
Low price	$40.17	$44.12	$35.02	$29.79
Closing price - end of quarter	$42.01	$46.67	$45.39	$37.34

Annualized quarterly dividend per share	$2.12	$2.12	$2.12	$2.12

Annualized dividend yield - on closing price	5.0%	4.5%	4.7%	5.7%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	206,969	206,595	206,600	206,304

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$8.7 Billion	$9.6 Billion	$9.4 Billion	$7.7 Billion

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of September 30, 2021
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$8,679,615	2.51%	$3,589,615	1.56%	$5,090,000	3.19%
Pro rata share of debt of non-consolidated entities	2,716,444	2.82%	1,262,121	1.76%	1,454,323	3.73%
Total	11,396,059	2.59%	4,851,736	1.61%	6,544,323	3.31%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(682,059)		(397,059)		(285,000)
Company's pro rata share of total debt	$10,714,000	2.59%	$4,454,677	1.58%	$6,259,323	3.31%

Debt Covenant Ratios:(2)	Senior Unsecured Notes due 2025, 2026 and 2031		Unsecured Revolving Credit Facilities and Unsecured Term Loan

	Required	Actual	Required	Actual
Total outstanding debt/total assets(3)	Less than 65%	45%	Less than 60%	38%
Secured debt/total assets	Less than 50%	31%	Less than 50%	28%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.88		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.68
Unencumbered assets/unsecured debt	Greater than 150%	398%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	21%
Unencumbered coverage ratio		N/A	Greater than 1.50	4.96

Unencumbered EBITDA (non-GAAP)(2):
Q3 2021 Annualized
New York	$194,528
Other	76,680
Total	$271,208
________________________________
(1)See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.
(2)Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(3)Total assets include EBITDA capped at 7.0% under the senior unsecured notes due 2025, 2026 and 2031 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

CONSOLIDATED DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP) (unaudited)
(Amounts in thousands)
Property	Maturity Date (1)	Spread over LIBOR		Interest Rate		2021	2022	2023	2024	2025	Thereafter	Total
770 Broadway	03/22	L+175		1.83%		$—	$700,000	$—	$—	$—	$—	$700,000
1290 Avenue of the Americas	11/22			3.34%		—	950,000	—	—	—	—	950,000
$800 Million unsecured term loan	02/24			3.70%	(2)	—	—	—	800,000	—	—	800,000
435 Seventh Avenue - retail	02/24	L+130		1.38%		—	—	—	95,696	—	—	95,696
$1.5 Billion unsecured revolving credit facility	03/24	L+90		0.99%		—	—	—	575,000	—	—	575,000
100 West 33rd Street - office and retail	04/24	L+155		1.63%		—	—	—	580,000	—	—	580,000
150 West 34th Street	05/24	L+188		1.96%		—	—	—	205,000	—	—	205,000
606 Broadway	09/24	L+180		1.89%		—	—	—	74,119	—	—	74,119
33-00 Northern Boulevard	01/25			4.14%	(3)	—	—	—	—	100,000	—	100,000
Senior unsecured notes due 2025	01/25			3.50%		—	—	—	—	450,000	—	450,000
4 Union Square South - retail	08/25	L+140		1.49%		—	—	—	—	120,000	—	120,000
PENN 11	10/25			3.03%	(4)	—	—	—	—	500,000	—	500,000
888 Seventh Avenue	12/25	L+170		1.78%		—	—	—	—	304,800	—	304,800
One Park Avenue	03/26	L+111		1.19%		—	—	—	—	—	525,000	525,000
$1.25 Billion unsecured revolving credit facility	04/26	L+89	(5)	—%		—	—	—	—	—	—	—
Senior unsecured notes due 2026	06/26			2.15%		—	—	—	—	—	400,000	400,000
350 Park Avenue	01/27			3.92%		—	—	—	—	—	400,000	400,000
555 California Street	05/28			2.19%	(6)	—	—	—	—	—	1,200,000	1,200,000
909 Third Avenue	04/31			3.23%		—	—	—	—	—	350,000	350,000
Senior unsecured notes due 2031	06/31			3.40%		—	—	—	—	—	350,000	350,000
						$—	$1,650,000	$—	$2,329,815	$1,474,800	$3,225,000	$8,679,615

Weighted average rate						—%	2.70%	—%	2.21%	2.86%	2.48%	2.51%

Fixed rate debt						$—	$950,000	$—	$750,000	$1,050,000	$2,340,000	$5,090,000
Fixed weighted average rate expiring						—%	3.34%	—%	3.87%	3.33%	2.84%	3.19%
Floating rate debt						$—	$700,000	$—	$1,579,815	$424,800	$885,000	$3,589,615
Floating weighted average rate expiring						—%	1.83%	—%	1.42%	1.70%	1.53%	1.56%
________________________________
(1)Represents the extended maturity for certain loans in which we have the unilateral right to extend.
(2)Pursuant to an existing swap agreement, $750,000 of the loan bears interest at a fixed rate of 3.87% through October 2023, and the balance of $50,000 floats at a rate of LIBOR plus 1.00% (1.09% as of September 30, 2021). The entire $800,000 will float thereafter for the duration of the loan.
(3)Pursuant to an existing swap agreement, the loan bears interest at 4.14% through January 2025. The rate was swapped from LIBOR plus 1.80% (1.89% as of September 30, 2021).
(4)Pursuant to an existing swap agreement, the loan bears interest at 3.03% through March 2024. The rate was swapped from LIBOR plus 2.75% (2.83% as of September 30, 2021).
(5)Pursuant to the $1.25 billion unsecured revolving credit facility agreement, we subsequently qualified for a sustainability margin adjustment by achieving certain KPI metrics, which reduced our interest rate by 0.01% to LIBOR plus 0.89% from LIBOR plus 0.90%.
(6)Pursuant to an existing swap agreement, our $840,000 share of the loan bears interest at a fixed rate of 2.26% through May 2024, and the balance of $360,000 floats at a rate of LIBOR plus 1.93% (2.02% as of September 30, 2021). The entire $1,200,000 will float thereafter for the duration of the loan.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share(1)	Annualized Revenues At Share (non-GAAP)(1)	% of Annualized Revenues At Share (non-GAAP)(2)
Facebook	1,451,153	$156,778	7.9%
IPG and affiliates	967,552	66,544	3.3%
New York University	632,628	42,267	2.1%
Google/Motorola Mobility (guaranteed by Google)	759,446	40,238	2.0%
Bloomberg L.P.	304,385	38,359	1.9%
Equitable Financial Life Insurance Company	336,644	35,733	1.8%
Verizon Media Group	327,138	32,556	1.6%
Swatch Group USA	14,949	32,249	1.6%
Amazon (including its Whole Foods subsidiary)	312,694	29,269	1.5%
The City of New York	583,275	25,507	1.3%
Neuberger Berman Group LLC	306,612	25,337	1.3%
Madison Square Garden & Affiliates	409,215	24,047	1.2%
Bank of America	247,459	23,844	1.2%
AMC Networks, Inc.	326,717	23,532	1.2%
LVMH Brands	65,060	22,049	1.1%
Apple	336,755	19,448	1.0%
Victoria's Secret (guaranteed by L Brands, Inc.)	33,156	18,873	0.9%
PwC	241,196	18,008	0.9%
Macy's	250,350	16,863	0.8%
Fast Retailing (Uniqlo)	47,167	13,535	0.7%
Cushman & Wakefield	127,485	13,087	0.7%
Citadel	119,421	12,141	0.6%
Foot Locker	149,987	11,640	0.6%
Hollister	11,302	11,202	0.6%
Axon Capital	93,127	10,808	0.5%
Kirkland & Ellis LLP	106,751	10,785	0.5%
Forest Laboratories (guaranteed by ABBVIE Inc.)	168,673	10,544	0.5%
Alston & Bird LLP	126,872	10,288	0.5%
Manufacturers & Traders Trust	102,622	10,236	0.5%
WSP USA	172,666	9,976	0.5%
			40.8%
________________________________
(1)Includes leases not yet commenced.
(2)See reconciliation of our annualized revenue at share on page xiv in the Appendix.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,613	17,930	2,027	15,720	—	183	—
Retail	2,647	2,195	425	—	1,770	—	—
Residential - 1,674 units	1,518	786	—	—	—	—	786
Alexander's (32.4% interest), including 312 residential units	2,454	796	77	297	340	—	82
	27,232	21,707	2,529	16,017	2,110	183	868

Other:
theMART	3,900	3,891	208	2,071	100	1,296	216
555 California Street (70% interest)	1,818	1,274	55	1,186	33	—	—
Other	2,845	1,346	192	212	831	—	111
	8,563	6,511	455	3,469	964	1,296	327

Total square feet at September 30, 2021	35,795	28,218	2,984	19,486	3,074	1,479	1,195

Total square feet at June 30, 2021	35,832	27,833	3,010	19,076	3,052	1,495	1,200

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,669	10	4,875
theMART	558	4	1,637
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at September 30, 2021	2,806	19	8,059

OCCUPANCY (unaudited)

	New York	theMART	555 California Street
Occupancy rate at:
September 30, 2021	90.4%	89.6%	98.1%
June 30, 2021	90.0%	89.1%	97.8%
December 31, 2020	92.2%	89.5%	98.4%
September 30, 2020	94.3%	89.8%	98.4%

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
September 30, 2021	1,986	951	95.9%	$3,756
June 30, 2021	1,994	959	92.1%	$3,741
December 31, 2020	1,995	960	84.9%	$3,711
September 30, 2020	1,996	960	85.2%	$3,718

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
Farley (95% interest)	$4,750		None	2116	None
PENN 1:
Land	2,500		2023	2098	Three 25-year renewal options at fair market value ("FMV").
Long Island Railroad Concourse Retail	—	(1)	2023	2098	Three 25-year renewal options. Rent increases at a rate based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. The next rent increase occurs in 2028 and every ten years thereafter.
260 Eleventh Avenue	4,318		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
Piers 92 & 94	1,000		2060	2110	None
330 West 34th Street - 65.2% ground leased	TBD	(2)	2021	2149	Three 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	4,734		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	328		None	2042	Fixed rent increases to $650 per annum in 2022 and to $750 per annum in 2032.
Unconsolidated:
61 Ninth Avenue (45.1% interest)	3,553		None	2115	Rent increases in April 2023 and every three-years thereafter based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		2027	2037	One 10-year renewal option at 90% of FMV.
________________________________
(1)In December 2020, we entered into an agreement with the Metropolitan Transportation Authority (the “MTA”) to oversee the redevelopment of the Long Island Rail Road Concourse at Penn Station (the "Concourse"). In connection with the redevelopment, we entered into an agreement with the MTA which will result in the widening of the Concourse to relieve overcrowding and our trading of 15,000 square feet of back of house space for 22,000 square feet of retail frontage space.
(2)FMV rent reset for 30-year renewal term is in arbitration and, when finalized, will be retroactively applied to January 1, 2021. The prior rent was $1,906 per annum at share.

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)		Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**									Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc.*,
-Office	100.0%	81.9%	$69.54	2,281,000	2,112,000	169,000			United Healthcare Services, Inc., Siemens Mobility, WSP USA
-Retail	100.0%	100.0%	297.69	266,000	35,000	231,000			Bank of America, Starbucks
	100.0%	82.1%	73.17	2,547,000	2,147,000	400,000	$—

PENN 2
-Office	100.0%	100.0%	57.53	1,577,000	413,000	1,164,000			Madison Square Garden, EMC
-Retail	100.0%	100.0%	212.53	43,000	15,000	28,000			Chase Manhattan Bank
	100.0%	100.0%	62.96	1,620,000	428,000	1,192,000	575,000	(3)

PENN 11
									Apple, Madison Square Garden, AMC Networks, Inc.,
-Office	100.0%	100.0%	65.46	1,113,000	1,113,000	—			TIBCO Software Inc., Macy's
-Retail	100.0%	80.1%	140.88	40,000	40,000	—			PNC Bank National Association, Starbucks
	100.0%	99.3%	67.58	1,153,000	1,153,000	—	500,000

100 West 33rd Street
-Office	100.0%	100.0%	69.36	859,000	859,000	—	398,402		IPG and affiliates

Manhattan Mall
-Retail	100.0%	5.3%	143.88	256,000	256,000	—	181,598		Aeropostale

330 West 34th Street
(65.2% ground leased through 2149)**									Structure Tone,
-Office	100.0%	73.8%	73.77	703,000	703,000	—			Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	53.6%	141.62	21,000	21,000	—			Starbucks
	100.0%	73.4%	74.80	724,000	724,000	—	50,150	(4)

435 Seventh Avenue
-Retail	100.0%	100.0%	35.22	43,000	43,000	—	95,696		Forever 21

7 West 34th Street
-Office	53.0%	100.0%	76.83	458,000	458,000	—			Amazon
-Retail	53.0%	89.2%	367.58	19,000	19,000	—			Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	99.6%	87.45	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	—%	—	10,000	10,000	—	—

138-142 West 32nd Street
-Retail	100.0%	100.0%	120.52	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	78,000	78,000	—	205,000		Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Square Feet				Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property		In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$95.52		3,000		3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	56.74		23,000		23,000	—	—

Other (3 buildings)
-Retail	100.0%	100.0%	181.02		16,000		16,000	—	—

Total PENN District					7,817,000		6,225,000	1,592,000	2,305,846

Midtown East:
909 Third Avenue
(ground leased through 2063)**										IPG and affiliates, Forest Laboratories,
-Office	100.0%	96.7%	63.24	(5)	1,350,000		1,350,000	—	350,000	Geller & Company, Morrison Cohen LLP,
										United States Post Office, Thomson Reuters LLC, Sard Verbinnen

150 East 58th Street(6)
-Office	100.0%	87.5%	77.91		542,000		542,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	13.1%	17.86		3,000		3,000	—
	100.0%	87.1%	77.87		545,000		545,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	258.30		22,000		10,000	12,000	—	Orangetheory Fitness, Casper, Santander Bank

966 Third Avenue
-Retail	100.0%	100.0%	102.04		7,000		7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	171.82		7,000		7,000	—	—	Wells Fargo

Total Midtown East					1,931,000		1,919,000	12,000	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**										Axon Capital LP, Lone Star US Acquisitions LLC,
-Office	100.0%	92.6%	95.87		872,000		872,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	167.61		15,000		15,000	—		Redeye Grill L.P.
	100.0%	92.6%	96.56		887,000		887,000	—	304,800

57th Street - 2 buildings
-Office	50.0%	80.6%	60.76		81,000		81,000	—
-Retail	50.0%	100.0%	113.91		22,000		22,000	—
	50.0%	83.9%	71.32		103,000		103,000	—	20,000

825 Seventh Avenue
-Office	50.0%	44.6%	59.53		168,000	168,000	168,000	—	46,678	Young Adult Institute Inc.*
-Retail	100.0%	48.6%	72.57		4,000		4,000	—	—
	51.2%	44.7%	59.86		172,000	172,000	172,000	—	46,678

Total Midtown West					1,162,000		1,162,000	—	371,478

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue								Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	98.0%	$108.79	1,236,000	1,236,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	100.0%	82.26	28,000	28,000	—		Scottrade Inc., Starbucks, Fasano Restaurant
	50.0%	98.1%	108.19	1,264,000	1,264,000	—	$1,200,000

350 Park Avenue								Citadel, Kissinger Associates Inc., Marshall Wace North America,
-Office	100.0%	72.3%	102.77	563,000	563,000	—		M&T Bank, Square Mile Capital Management
-Retail	100.0%	91.5%	263.23	18,000	18,000	—		Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%	72.8%	108.87	581,000	581,000	—	400,000

Total Park Avenue				1,845,000	1,845,000	—	1,600,000
Grand Central:
90 Park Avenue								Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	100.0%	79.57	938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	161.06	18,000	18,000	—		Citibank, Starbucks
	100.0%	99.5%	80.66	956,000	956,000	—	—

510 Fifth Avenue
-Retail	100.0%	51.5%	226.62	66,000	66,000	—	—	The North Face

Total Grand Central				1,022,000	1,022,000	—	—

Madison/Fifth:
640 Fifth Avenue								Fidelity Investments, Abbott Capital Management*,
-Office	52.0%	82.9%	101.95	246,000	246,000	—		Avolon Aerospace, GCA Savvian Inc.
-Retail	52.0%	96.1%	1,028.74	69,000	69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	52.0%	84.9%	261.29	315,000	315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	506.06	114,000(7)	114,000	—	—	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue								LVMH Moet Hennessy Louis Vuitton Inc.*
-Office	100.0%	76.0%	80.66	299,000	299,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	717.82	32,000	32,000	—		Fendi, Berluti, Christofle Silver Inc.
	100.0%	77.6%	132.92	331,000	331,000	—	—

650 Madison Avenue								Memorial Sloan Kettering Cancer Center, Sotheby's International Realty, Inc.,
-Office	20.1%	94.1%	112.18	564,000	564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	100.0%	969.74	37,000	37,000	—		Moncler USA Inc., Tod's, Celine, Domenico Vacca, Balmain
	20.1%	94.3%	147.93	601,000	601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	94.13	81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	9.3%	3,921.24	17,000	17,000	—		MAC Cosmetics
	52.0%	85.3%	161.94	98,000	98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	272.85	57,000	57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	3,379.04	26,000	26,000	—	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,542,000	1,542,000	—	1,750,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$103.07	1,077,000	1,077,000	—		Facebook, Verizon Media Group
-Retail	100.0%	92.0%	87.63	105,000	105,000	—		Bank of America N.A., Wegmans Food Markets
	100.0%	99.3%	101.88	1,182,000	1,182,000	—	$700,000

One Park Avenue								New York University, Clarins USA Inc.,
								BMG Rights Management LLC, Robert A.M. Stern Architect,
-Office	100.0%	97.5%	66.55	865,000	865,000	—		automotiveMastermind
-Retail	100.0%	90.6%	83.56	78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	100.0%	97.0%	67.84	943,000	943,000	—	525,000

4 Union Square South
-Retail	100.0%	99.3%	121.80	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

692 Broadway
-Retail	100.0%	100.0%	95.83	36,000	36,000	—	—	Equinox, Verizon Media Group

Total Midtown South				2,365,000	2,365,000	—	1,345,000

Rockefeller Center:
1290 Avenue of the Americas								Equitable Financial Life Insurance Company, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Columbia University, LinkLaters, Venable LLP
-Office	70.0%	100.0%	89.38	2,043,000	2,043,000	—		Fubotv Inc*
-Retail	70.0%	84.1%	292.23	77,000	77,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	99.6%	94.08	2,120,000	2,120,000	—	950,000

Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	81.0%	54.50	246,000	246,000	—		Safety National Casualty Corp, Fortune Media Corp.
-Retail	100.0%	100.0%	118.82	5,000	5,000	—		TD Bank
	100.0%	81.3%	55.98	251,000	251,000	—	—

SoHo:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	298.36	69,000	13,000	56,000		Madewell, J. Crew
-Residential (10 units)	100.0%	90.0%		20,000	20,000	—
	100.0%			89,000	33,000	56,000	—

606 Broadway (19 East Houston Street)
-Office	50.0%	100.0%	119.01	30,000	30,000	—		WeWork
-Retail	50.0%	100.0%	655.37	6,000	6,000	—		HSBC, Harman International
	50.0%	100.0%	189.55	36,000	36,000	—	74,119

443 Broadway
-Retail	100.0%	—%	—	16,000	16,000	—	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
SoHo (Continued):
304 Canal Street
-Retail	100.0%	100.0%	$47.79	4,000	4,000	—		Stellar Works
-Residential (4 units)	100.0%	100.0%		9,000	9,000	—
	100.0%			13,000	13,000	—	$—

334 Canal Street
-Retail	100.0%	100.0%	30.36	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%		10,000	10,000	—
	100.0%			14,000	14,000	—	—

155 Spring Street
-Retail	100.0%	88.6%	133.20	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	72.7%	243.32	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	74.2%	92.84	6,000	6,000	—
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	—
	100.0%			7,000	7,000	—	—

Total SoHo				233,000	177,000	56,000	74,119

Times Square:
1540 Broadway								Forever 21, Disney, Sunglass Hut,
-Retail	52.0%	79.9%	173.08	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	95.3%	1,103.60	45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	14.43	62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	98.2%	411.44	107,000	107,000	—	—

Total Times Square				268,000	268,000	—	—

Upper East Side:
1131 Third Avenue
-Retail	100.0%	100.0%	188.82	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

759-771 Madison Avenue (40 East 66th Street)
-Residential (4 units)	100.0%	100.0%		10,000	10,000	—

Total Upper East Side				33,000	33,000	—	—

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	92.0%	36.46	471,000	471,000	—	100,000	The City of New York, NYC Transit Authority

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	$51.92	184,000	184,000	—	$—	The City of New York

85 Tenth Avenue
-Office	49.9%	71.2%	93.31	588,000	588,000	—		Google, Telehouse International Corp., L-3 Communications
-Retail	49.9%	75.6%	92.35	43,000	43,000	—		L'Atelier
	49.9%	71.5%	93.25	631,000	631,000	—	625,000

537 West 26th Street
-Retail	100.0%	100.0%	132.01	17,000	17,000	—	—	The Chelsea Factory Inc.

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	130.25	155,000	155,000	—		Aetna Life Insurance Company
-Retail	45.1%	55.1%	356.72	37,000	37,000	—		Starbucks
	45.1%	94.5%	146.54	192,000	192,000	—	167,500

512 West 22nd Street								Warner Media, Next Jump, Pura Vida Investments*,
-Office	55.0%	67.0%	119.85	164,000	164,000	—		Capricorn Investment Group*
-Retail	55.0%	100.0%	98.32	8,000	8,000	—		Galeria Nara Roesler, Harper's Books*
	55.0%	68.6%	118.40	172,000	172,000	—	128,622

Total Chelsea/Meatpacking District				1,196,000	1,196,000	—	921,122

Upper West Side:
50-70 W 93rd Street
-Residential (324 units)	49.9%	95.7%	—	283,000	283,000	—	83,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	96.4%		1,185,000	1,185,000	—
-Retail	50.1%	100.0%	66.98	73,000	64,000	9,000		Duane Reade
	50.1%			1,258,000	1,249,000	9,000	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	68.57	8,000	8,000	—	—	Sarabeth's

Total Tribeca				1,266,000	1,257,000	9,000	675,000
New Jersey:
Paramus
-Office	100.0%	85.2%	24.92	129,000	129,000	—	—	Vornado's Administrative Headquarters

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Property under Development:
Farley Office and Retail (ground and building leased through 2116)**
-Office	95.0%	—	$—	730,000	—	730,000		Facebook*
-Retail	95.0%	100.0%	367.25	114,000	15,000	99,000		Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee*, H&H Bagels
	95.0%	100.0%	367.25	844,000	15,000	829,000	$—

Properties to be Developed:
PENN 15 (Hotel Pennsylvania site)
-Land	100.0%	—	—	—	—	—	—

57th Street
-Land	50.0%	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—

New York Office:

Total		91.6%	$81.37	20,613,000	18,550,000	2,063,000	$8,641,152

Vornado's Ownership Interest		91.6%	$78.23	17,930,000	15,903,000	2,027,000	$6,207,115

New York Retail:

Total		79.6%	$268.07	2,647,000	2,212,000	435,000	$1,126,413

Vornado's Ownership Interest		77.2%	$219.90	2,195,000	1,770,000	425,000	$840,890

New York Residential:

Total		95.7%		1,518,000	1,518,000	—	$758,500

Vornado's Ownership Interest		95.9%		786,000	786,000	—	$379,841

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$125.92	939,000	916,000	23,000	$500,000	Bloomberg L.P.
-Retail	32.4%	90.3%	238.71	140,000	140,000	—	300,000	The Home Depot, Hutong
	32.4%	98.9%	137.91	1,079,000	1,056,000	23,000	800,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	48.87	338,000	260,000	78,000	—	Burlington, Bed Bath & Beyond, Marshalls, IKEA

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	84.4%	63.74	615,000	480,000	135,000	202,544	Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	31.29	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	92.9%		255,000	255,000	—	94,000

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA)(8)	32.4%	100.0%		—	—	—	68,000	IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%			—	—	—	—

Total Alexander's	32.4%	95.6%	99.79	2,454,000	2,218,000	236,000	1,164,544

Total New York		90.8%	$97.95	27,232,000	24,498,000	2,734,000	$11,690,609

Vornado's Ownership Interest		90.4%	$90.15	21,707,000	19,178,000	2,529,000	$7,805,158
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents contractual debt obligations.
(3)Secured amount outstanding on revolving credit facilities.
(4)Amount represents debt on land which is owned 34.8% by Vornado.
(5)Excludes US Post Office lease for 492,000 square feet.
(6)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(7)75,000 square feet is leased from 666 Fifth Avenue Office Condominium.
(8)On October 4, 2021, Alexander's completed the sale of its Paramus, New Jersey property pursuant to the IKEA Property, Inc. purchase option.

OTHER SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Publicis Groupe (Razorfish),
								1871, ANGI Home Services, Inc, Yelp Inc., Paypal, Inc.,
								Allscripts Healthcare, Kellogg Company,
								Chicago School of Professional Psychology, ConAgra Foods Inc.,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	88.1%	$45.85	2,071,000	2,071,000	—		Allstate Insurance Company, Medline Industries, Inc*
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	92.1%	55.21	1,512,000	1,512,000	—		Allsteel Inc., Teknion LLC
-Retail	100.0%	83.9%	52.01	90,000	90,000	—
	100.0%	89.6%	49.96	3,673,000	3,673,000	—	$—

Other (2 properties)	50.0%	100.0%	47.46	19,000	19,000	—	30,035
Total theMART, Chicago				3,692,000	3,692,000	—	30,035

Piers 92 and 94 (New York) (ground and building leased through 2110)**	100.0%	—	—	208,000	—	208,000	—

Total theMART		89.7%	$49.94	3,900,000	3,692,000	208,000	$30,035

Vornado's Ownership Interest		89.6%	$49.95	3,891,000	3,683,000	208,000	$15,017

555 California Street:
555 California Street	70.0%	97.8%	$89.87	1,505,000	1,505,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	100.0%	82.06	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%			78,000	—	78,000	—

Total 555 California Street		98.1%	$88.80	1,818,000	1,740,000	78,000	$1,200,000

Vornado's Ownership Interest		98.1%	$88.80	1,274,000	1,219,000	55,000	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	65.3%	$50.48	736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	95.4%		253,000	253,000	—	—
				989,000	685,000	—	304,000	$37,119

Fashion Centre Mall	7.5%	93.0%	37.22	868,000	868,000	—	—	412,700	Macy's, Nordstrom

Washington Tower	7.5%	75.0%	55.32	170,000	170,000	—	—	42,300	The Rand Corporation

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	35.55	690,000	195,000	443,000	52,000	—	JCPenney, Costco, Dick's Sporting Goods,
									Nordstrom Rack

Atlantic City (11.3 acres ground leased through 2070 to MGM Growth Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	—	—	—	—	—	MGM Growth Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		88.7%	$37.91	2,845,000	2,046,000	443,000	356,000	$492,119

Vornado's Ownership Interest		92.6%	$34.35	1,346,000	711,000	443,000	192,000	$52,838
________________________________
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Owned by tenant on land leased from the company.
(3)Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)**								Target*, Hennes & Mauritz,
-Retail	100.0%	100.0%	$232.65	98,000	98,000	—		Sephora, Bank of America
-Residential (39 units)	100.0%	100.0%		59,000	59,000	—
	100.0%			157,000	157,000	—	$145,075

Crowne Plaza Times Square (0.64 acres owned in fee; 0.18 acres ground leased through 2187 and 0.05 acres ground leased through 2035)**(3)
-Hotel (795 Rooms)
-Retail	75.3%	27.9%	422.41	50,000	50,000	—		Krispy Kreme, BHT Broadway
-Office	75.3%	100.0%	51.66	196,000	196,000	—		American Management Association, Open Jar, Association for Computing Machinery
	75.3%	86.7%	73.72	246,000	246,000	—	310,057

501 Broadway	100.0%	100.0%	292.84	9,000	9,000	—	21,068	Capital One Financial Corporation

Miami, FL:
1100 Lincoln Road
-Retail	100.0%	43.0%	138.18	51,000	51,000	—
-Theatre	100.0%	100.0%	39.36	79,000	79,000	—		Regal Cinema
	100.0%	77.9%	60.57	130,000	130,000	—	87,665

Total Real Estate Fund	88.8%	87.3%	$112.63	542,000	542,000	—	$563,865

Vornado's Ownership Interest	28.6%	87.2%	$107.30	155,000	155,000	—	$165,461
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.
(3)We own a 32.9% economic interest through the Fund and the Crowne Plaza Joint Venture.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer
Matthew Iocco	Executive Vice President - Chief Accounting Officer

RESEARCH COVERAGE

James Feldman	Caitlin Burrows/Julien Blouin	Alexander Goldfarb/Daniel Santos
Bank of America/BofA Securities	Goldman Sachs	Piper Sandler
646-855-5808	212-902-4736/212-357-7297	212-466-7937/212-466-7927

John P. Kim	Daniel Ismail/Dylan Burzinski	Nicholas Yulico/Jason Wayne
BMO Capital Markets	Green Street Advisors	Scotia Capital (USA) Inc
212-885-4115	949-640-8780	212-225-6904/212-225-5889

Michael Bilerman/Emmanuel Korchman	Anthony Paolone/Ray Zhong	Michael Lewis/Joab Dempsey
Citi	JP Morgan	Truist Securities
212-816-1383/212-816-1382	212-622-6682/212-622-5411	212-319-5659/443-545-4245

Derek Johnston/Tom Hennessy	Mark Streeter/Ian Snyder
Deutsche Bank	JP Morgan Fixed Income
212-250-5683/212-250-4063	212-834-5086/212-834-3798

Steve Sakwa/Brian Spahn	Ronald Kamdem/Jose A. Herrera
Evercore ISI	Morgan Stanley
212-446-9462/212-446-9459	212-296-8319/212-761-4913

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies. NOI at share - cash basis includes rent that has been deferred as a result of the COVID-19 pandemic.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2021
	2021	2020		2021	2020
Net income (loss) attributable to common shareholders	$37,689	$53,170	$48,045	$89,817	$(139,617)
Per diluted share	$0.20	$0.28	$0.25	$0.47	$(0.73)

Certain (income) expense items that impact net income (loss) attributable to common shareholders:
Tax benefit recognized by our taxable REIT subsidiaries	$(27,910)	$—	$—	$(27,910)	$—
Previously capitalized Series K preferred share issuance costs	9,033	—	—	9,033	—
After-tax net gain on sale of 220 CPS condominium unit(s)	(8,815)	(186,909)	(22,208)	(31,023)	(295,825)
Real estate impairment losses in connection with the sales of Madison Avenue retail properties	7,880	—	—	7,880	—
Hotel Pennsylvania loss (permanently closed on April 5, 2021)	6,492	7,706	4,992	20,474	25,232
Our share of (income) loss from real estate fund investments	(294)	2,524	(1,639)	(2,193)	64,771
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the joint venture attributable to the GAAP required write-up of the retained interest	—	103,201	—	—	409,060
Severance accrual related to Hotel Pennsylvania closure, net of $3,145 of income tax benefit	—	6,101	—	—	6,101
608 Fifth Avenue non-cash lease liability extinguishment gain	—	—	—	—	(70,260)
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020	—	—	—	—	13,369
Mark-to-market decrease in Pennsylvania Real Estate Investment Trust ("PREIT") common shares (sold on January 23, 2020)	—	—	—	—	4,938
Other	733	766	(3,869)	(2,942)	10,681
	(12,881)	(66,611)	(22,724)	(26,681)	168,067
Noncontrolling interests' share of above adjustments	1,118	4,055	1,483	2,040	(10,252)
Total of certain (income) expense items that impact net income (loss) attributable to common shareholders	$(11,763)	$(62,556)	$(21,241)	$(24,641)	$157,815
Per diluted share (non-GAAP)	$(0.06)	$(0.33)	$(0.11)	$(0.13)	$0.83

Net income (loss) attributable to common shareholders, as adjusted (non-GAAP)	$25,926	$(9,386)	$26,804	$65,176	$18,198
Per diluted share (non-GAAP)	$0.14	$(0.05)	$0.14	$0.34	$0.10
- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2021
	2021	2020		2021	2020
Reconciliation of our net income (loss) attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income (loss) attributable to common shareholders	$37,689	$53,170	$48,045	$89,817	$(139,617)
Per diluted share	$0.20	$0.28	$0.25	$0.47	$(0.73)

FFO adjustments:
Depreciation and amortization of real property	$86,180	$99,045	$82,396	$256,295	$269,360
Real estate impairment losses in connection with the sales of Madison Avenue retail properties	7,880	—	—	7,880	—
Decrease in fair value of marketable securities	—	—	—	—	4,938
Proportionate share of adjustments to equity in net income (loss) of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	35,125	38,987	34,846	104,829	119,146
Decrease (increase) in fair value of marketable securities	287	385	(1,216)	(1,118)	3,511
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the joint venture attributable to the GAAP required write-up of the retained interest	—	103,201	—	—	409,060
Net gain on sale of real estate	—	—	(3,052)	(3,052)	—
	129,472	241,618	112,974	364,834	806,015
Noncontrolling interests' share of above adjustments	(8,886)	(16,292)	(7,666)	(24,627)	(54,311)
FFO adjustments, net	$120,586	$225,326	$105,308	$340,207	$751,704

FFO attributable to common shareholders (non-GAAP)	$158,275	$278,496	$153,353	$430,024	$612,087
Convertible preferred share dividends	11	11	11	33	36
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	158,286	278,507	153,364	430,057	612,123
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	11,259	18,052	10,708	30,132	39,801
FFO - OP Basis (non-GAAP)	$169,545	$296,559	$164,072	$460,189	$651,924
FFO per diluted share (non-GAAP)	$0.82	$1.46	$0.80	$2.24	$3.20
- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2021
	2021	2020		2021	2020
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$158,286	$278,507	$153,364	$430,057	$612,123
Per diluted share (non-GAAP)	$0.82	$1.46	$0.80	$2.24	$3.20

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
Tax benefit recognized by our taxable REIT subsidiaries	$(27,910)	$—	$—	$(27,910)	$—
Previously capitalized Series K preferred share issuance costs	9,033	—	—	9,033	—
After-tax net gain on sale of 220 CPS condominium unit(s)	(8,815)	(186,909)	(22,208)	(31,023)	(295,825)
Hotel Pennsylvania loss (permanently closed on April 5, 2021)	3,892	5,127	2,211	12,331	17,431
Our share of (income) loss from real estate fund investments	(294)	2,524	(1,639)	(2,193)	64,771
Severance accrual related to Hotel Pennsylvania closure, net of $3,145 of income tax benefit	—	6,101	—	—	6,101
608 Fifth Avenue non-cash lease liability extinguishment gain	—	—	—	—	(70,260)
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020	—	—	—	—	13,369
Other	451	381	381	1,215	7,045
	(23,643)	(172,776)	(21,255)	(38,547)	(257,368)
Noncontrolling interests' share of above adjustments	1,570	10,967	1,052	2,223	16,163
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	$(22,073)	$(161,809)	$(20,203)	$(36,324)	$(241,205)
Per diluted share (non-GAAP)	$(0.11)	$(0.85)	$(0.11)	$(0.19)	$(1.26)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$136,213	$116,698	$133,161	$393,733	$370,918
Per diluted share (non-GAAP)	$0.71	$0.61	$0.69	$2.05	$1.94

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended			For the Nine Months Ended September 30,
		September 30,		June 30, 2021
		2021	2020		2021	2020
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$158,286	$278,507	$153,364	$430,057	$612,123

Adjustments to arrive at FAD (non-GAAP):
Certain items that impact FAD		(31,612)	(177,903)	(21,849)	(47,548)	(277,501)
Recurring tenant improvements, leasing commissions and other capital expenditures		(32,353)	(24,057)	(66,225)	(135,648)	(112,566)
Stock-based compensation expense		5,510	6,170	6,154	32,889	39,638
Amortization of debt issuance costs		6,428	6,370	6,428	19,622	17,678
Personal property depreciation		8,859	1,825	1,683	12,279	5,399
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		1,922	10,981	846	1,570	48,247
Noncontrolling interests in the Operating Partnership's share of above adjustments		2,739	11,904	4,649	7,431	19,035
FAD adjustments, net	(B)	(38,507)	(164,710)	(68,314)	(109,405)	(260,070)

FAD (non-GAAP)	(A+B)	$119,779	$113,797	$85,050	$320,652	$352,053

FAD payout ratio (1)		85.5%	88.3%	120.5%	95.2%	100.5%
________________________________
(1)FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.
- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2021
	2021	2020		2021	2020
Net income (loss)	$71,765	$68,736	$76,832	$175,590	$(253,119)
Depreciation and amortization expense	100,867	107,013	89,777	285,998	292,611
General and administrative expense	25,553	32,407	30,602	100,341	120,255
Impairment losses, transaction related costs and other (lease liability extinguishment gain)	9,681	584	106	10,630	(68,566)
(Income) loss from partially owned entities	(26,269)	80,909	(31,426)	(86,768)	353,679
Loss (income) from real estate fund investments	66	13,823	(5,342)	(5,107)	225,328
Interest and other investment (income) loss, net	(633)	(1,729)	(1,539)	(3,694)	7,068
Interest and debt expense	50,946	57,371	51,894	152,904	174,618
Net gains on disposition of wholly owned and partially owned assets	(10,087)	(214,578)	(25,724)	(35,811)	(338,862)
Income tax (benefit) expense	(25,376)	23,781	2,841	(20,551)	38,431
NOI from partially owned entities	75,644	78,175	77,235	231,635	229,543
NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,886)	(25,959)	(15,689)	(50,221)	(56,900)
NOI at share	255,271	220,533	249,567	754,946	724,086
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	1,922	10,981	846	1,570	48,247
NOI at share - cash basis	$257,193	$231,514	$250,413	$756,516	$772,333

- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
New York	$316,643	$293,145	$(151,276)	$(161,386)	$165,367	$131,759	$3,258	$8,216	$168,625	$139,975
Other	92,569	70,817	(61,423)	(34,259)	31,146	36,558	326	4,562	31,472	41,120
Consolidated total	409,212	363,962	(212,699)	(195,645)	196,513	168,317	3,584	12,778	200,097	181,095
Noncontrolling interests' share in consolidated subsidiaries	(30,945)	(38,339)	14,059	12,380	(16,886)	(25,959)	344	(108)	(16,542)	(26,067)
Our share of partially owned entities	120,422	118,890	(44,778)	(40,715)	75,644	78,175	(2,006)	(1,689)	73,638	76,486
Vornado's share	$498,689	$444,513	$(243,418)	$(223,980)	$255,271	$220,533	$1,922	$10,981	$257,193	$231,514

	For the Three Months Ended June 30, 2021
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$301,144	$(156,033)	$145,111	$4,832	$149,943
Other	77,797	(34,887)	42,910	(370)	42,540
Consolidated total	378,941	(190,920)	188,021	4,462	192,483
Noncontrolling interests' share in consolidated subsidiaries	(29,709)	14,020	(15,689)	(257)	(15,946)
Our share of partially owned entities	121,136	(43,901)	77,235	(3,359)	73,876
Vornado's share	$470,368	$(220,801)	$249,567	$846	$250,413

	For the Nine Months Ended September 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
New York	$921,758	$919,388	$(468,294)	$(484,624)	$453,464	$434,764	$12,135	$47,855	$465,599	$482,619
Other	246,372	232,132	(126,304)	(115,453)	120,068	116,679	(504)	7,692	119,564	124,371
Consolidated total	1,168,130	1,151,520	(594,598)	(600,077)	573,532	551,443	11,631	55,547	585,163	606,990
Noncontrolling interests' share in consolidated subsidiaries	(88,575)	(91,428)	38,354	34,528	(50,221)	(56,900)	(429)	(439)	(50,650)	(57,339)
Our share of partially owned entities	363,923	351,957	(132,288)	(122,414)	231,635	229,543	(9,632)	(6,861)	222,003	222,682
Vornado's share	$1,443,478	$1,412,049	$(688,532)	$(687,963)	$754,946	$724,086	$1,570	$48,247	$756,516	$772,333
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE THREE MONTHS ENDED SEPTEMBER 30, 2021 COMPARED TO SEPTEMBER 30, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART(1)	555 California Street	Other
NOI at share for the three months ended September 30, 2021	$255,271	$228,839	$6,431	$16,128	$3,873
Less NOI at share from:
Change in ownership interest in One Park Avenue	(3,780)	(3,780)	—	—	—
Dispositions	(224)	(224)	—	—	—
Development properties	(5,076)	(5,076)	—	—	—
Other non-same store income, net	(6,884)	(3,011)	—	—	(3,873)
Same store NOI at share for the three months ended September 30, 2021	$239,307	$216,748	$6,431	$16,128	$—

NOI at share for the three months ended September 30, 2020	$220,533	$189,820	$13,171	$15,618	$1,924
Less NOI at share from:
Dispositions	1,797	1,797	—	—	—
Development properties	(5,509)	(5,509)	—	—	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	16,821	16,821	—	—	—
Other non-same store (income) expense, net	(3,797)	(1,811)	(102)	40	(1,924)
Same store NOI at share for the three months ended September 30, 2020	$229,845	$201,118	$13,069	$15,658	$—

Increase (decrease) in same store NOI at share	$9,462	$15,630	$(6,638)	$470	$—

% increase (decrease) in same store NOI at share	4.1%	7.8%	(50.8)%	3.0%	—%
___________________
(1)2021 includes an increase in real estate tax expense of $12,518 primarily due to a recent increase in the triennial tax-assessed value of theMART.
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS THREE MONTHS ENDED SEPTEMBER 30, 2021 COMPARED TO SEPTEMBER 30, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART(1)	555 California Street	Other
NOI at share - cash basis for the three months ended September 30, 2021	$257,193	$229,622	$8,635	$14,745	$4,191
Less NOI at share - cash basis from:
Change in ownership interest in One Park Avenue	(2,695)	(2,695)	—	—	—
Dispositions	(678)	(678)	—	—	—
Development properties	(5,600)	(5,600)	—	—	—
Other non-same store income, net	(6,749)	(2,558)	—	—	(4,191)
Same store NOI at share - cash basis for the three months ended September 30, 2021	$241,471	$218,091	$8,635	$14,745	$—

NOI at share - cash basis for the three months ended September 30, 2020	$231,514	$196,081	$17,706	$15,530	$2,197
Less NOI at share - cash basis from:
Dispositions	774	774	—	—	—
Development properties	(8,580)	(8,580)	—	—	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	16,829	16,829	—	—	—
Other non-same store income, net	(5,603)	(3,271)	(131)	(4)	(2,197)
Same store NOI at share - cash basis for the three months ended September 30, 2020	$234,934	$201,833	$17,575	$15,526	$—

Increase (decrease) in same store NOI at share - cash basis	$6,537	$16,258	$(8,940)	$(781)	$—

% increase (decrease) in same store NOI at share - cash basis	2.8%	8.1%	(50.9)%	(5.0)%	—%
___________________
(1)2021 includes an increase in real estate tax expense of $12,518 primarily due to a recent increase in the triennial tax-assessed value of theMART.
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE NINE MONTHS ENDED SEPTEMBER 30, 2021 COMPARED TO SEPTEMBER 30, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART(1)	555 California Street	Other
NOI at share for the nine months ended September 30, 2021	$754,946	$651,015	$42,950	$48,230	$12,751
Less NOI at share from:
Change in ownership interest in One Park Avenue	(3,780)	(3,780)	—	—	—
Dispositions	1,246	1,246	—	—	—
Development properties	(19,136)	(19,136)	—	—	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	12,677	12,677	—	—	—
Other non-same store (income) expense, net	(17,104)	(4,354)	—	1	(12,751)
Same store NOI at share for the nine months ended September 30, 2021	$728,849	$637,668	$42,950	$48,231	$—

NOI at share for the nine months ended September 30, 2020	$724,086	$621,347	$52,087	$45,686	$4,966
Less NOI at share from:
Dispositions	5,109	5,109	—	—	—
Development properties	(26,259)	(26,259)	—	—	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	34,692	34,692	—	—	—
Other non-same store (income) expense, net	(22,389)	(17,054)	(422)	53	(4,966)
Same store NOI at share for the nine months ended September 30, 2020	$715,239	$617,835	$51,665	$45,739	$—

Increase (decrease) in same store NOI at share	$13,610	$19,833	$(8,715)	$2,492	$—

% increase (decrease) in same store NOI at share	1.9%	3.2%	(16.9)%	5.4%	—%
___________________
(1)2021 includes an increase in real estate tax expense of $14,441 primarily due to a recent increase in the triennial tax-assessed value of theMART.
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS NINE MONTHS ENDED SEPTEMBER 30, 2021 COMPARED TO SEPTEMBER 30, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART(1)	555 California Street	Other
NOI at share - cash basis for the nine months ended September 30, 2021	$756,516	$651,366	$45,976	$45,552	$13,622
Less NOI at share - cash basis from:
Change in ownership interest in One Park Avenue	(2,695)	(2,695)	—	—	—
Dispositions	1,545	1,545	—	—	—
Development properties	(20,332)	(20,332)	—	—	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	12,724	12,724	—	—	—
Other non-same store (income) expense, net	(17,859)	(4,238)	—	1	(13,622)
Same store NOI at share - cash basis for the nine months ended September 30, 2021	$729,899	$638,370	$45,976	$45,553	$—

NOI at share - cash basis for the nine months ended September 30, 2020	$772,333	$661,657	$58,176	$45,970	$6,530
Less NOI at share - cash basis from:
Dispositions	(718)	(718)	—	—	—
Development properties	(35,372)	(35,372)	—	—	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	34,718	34,718	—	—	—
Other non-same store income, net	(32,745)	(25,690)	(422)	(103)	(6,530)
Same store NOI at share - cash basis for the nine months ended September 30, 2020	$738,216	$634,595	$57,754	$45,867	$—

(Decrease) increase in same store NOI at share - cash basis	$(8,317)	$3,775	$(11,778)	$(314)	$—

% (decrease) increase in same store NOI at share - cash basis	(1.1)%	0.6%	(20.4)%	(0.7)%	—%
___________________
(1)2021 includes an increase in real estate tax expense of $14,441 primarily due to a recent increase in the triennial tax-assessed value of theMART.
- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE THREE MONTHS ENDED SEPTEMBER 30, 2021 COMPARED TO JUNE 30, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART(1)	555 California Street	Other
NOI at share for the three months ended September 30, 2021	$255,271	$228,839	$6,431	$16,128	$3,873
Less NOI at share from:
Change in ownership interest in One Park Avenue	(3,780)	(3,780)	—	—	—
Dispositions	(224)	(224)	—	—	—
Development properties	(5,076)	(5,076)	—	—	—
Other non-same store income, net	(6,523)	(2,650)	—	—	(3,873)
Same store NOI at share for the three months ended September 30, 2021	$239,668	$217,109	$6,431	$16,128	$—

NOI at share for the three months ended June 30, 2021	$249,567	$211,038	$18,412	$16,038	$4,079
Less NOI at share from:
Dispositions	605	605	—	—	—
Development properties	(7,773)	(7,773)	—	—	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	5,533	5,533	—	—	—
Other non-same store income, net	(4,154)	(75)	—	—	(4,079)
Same store NOI at share for the three months ended June 30, 2021	$243,778	$209,328	$18,412	$16,038	$—

(Decrease) increase in same store NOI at share	$(4,110)	$7,781	$(11,981)	$90	$—

% (decrease) increase in same store NOI at share	(1.7)%	3.7%	(65.1)%	0.6%	—%
___________________
(1)The three months ended September 30, 2021 includes an increase in real estate tax expense of $12,518 primarily due to a recent increase in the triennial tax-assessed value of theMART.
- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS THREE MONTHS ENDED SEPTEMBER 30, 2021 COMPARED TO JUNE 30, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART(1)	555 California Street	Other
NOI at share - cash basis for the three months ended September 30, 2021	$257,193	$229,622	$8,635	$14,745	$4,191
Less NOI at share - cash basis from:
Change in ownership interest in One Park Avenue	(2,695)	(2,695)	—	—	—
Dispositions	(678)	(678)	—	—	—
Development properties	(5,600)	(5,600)	—	—	—
Other non-same store income, net	(6,389)	(2,198)	—	—	(4,191)
Same store NOI at share - cash basis for the three months ended September 30, 2021	$241,831	$218,451	$8,635	$14,745	$—

NOI at share - cash basis for the three months ended June 30, 2021	$250,413	$211,579	$19,501	$14,952	$4,381
Less NOI at share - cash basis from:
Dispositions	573	573	—	—	—
Development properties	(7,465)	(7,465)	—	—	—
Hotel Pennsylvania (permanently closed on April 5, 2021)	5,556	5,556	—	—	—
Other non-same store income, net	(4,568)	(187)	—	—	(4,381)
Same store NOI at share - cash basis for the three months ended June 30, 2021	$244,509	$210,056	$19,501	$14,952	$—

(Decrease) increase in same store NOI at share - cash basis	$(2,678)	$8,395	$(10,866)	$(207)	$—

% (decrease) increase in same store NOI at share - cash basis	(1.1)%	4.0%	(55.7)%	(1.4)%	—%
___________________
(1)The three months ended September 30, 2021 includes an increase in real estate tax expense of $12,518 primarily due to a recent increase in the triennial tax-assessed value of theMART.

- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF REVENUES (ANNUALIZED) (unaudited)
(Amounts in thousands)

For the Three Months Ended September 30, 2021
Consolidated revenues	$409,212
Noncontrolling interest adjustments	(30,945)
Consolidated revenues at our share (non-GAAP)	378,267
Unconsolidated revenues at our share (non-GAAP)	120,422
Our pro rata share of revenues (non-GAAP)	$498,689
Our pro rata share of revenues (annualized) (non-GAAP)	$1,994,756

RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONTRACTUAL DEBT (NON-GAAP) (unaudited)
(Amounts in thousands)

	As of September 30, 2021
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$6,069,512	$35,103	$6,104,615
Senior unsecured notes	1,189,680	10,320	1,200,000
$800 Million unsecured term loan	797,549	2,451	800,000
$2.75 Billion unsecured revolving credit facilities	575,000	—	575,000
	$8,631,741	$47,874	$8,679,615
- xiv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2021
	2021	2020		2021	2020
Reconciliation of net income (loss) to EBITDAre (non-GAAP):
Net income (loss)	$71,765	$68,736	$76,832	$175,590	$(253,119)
Less net (income) loss attributable to noncontrolling interests in consolidated subsidiaries	(5,425)	848	(8,784)	(20,323)	141,003
Net income (loss) attributable to the Operating Partnership	66,340	69,584	68,048	155,267	(112,116)
EBITDAre adjustments at share:
Depreciation and amortization expense	130,164	139,857	118,925	373,403	393,905
Interest and debt expense	69,347	75,815	70,247	208,469	235,660
Income tax (benefit) expense	(25,414)	23,449	2,862	(20,557)	38,093
Real estate impairment losses in connection with the sales of Madison Avenue retail properties	7,880	—	—	7,880	—
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the Joint Venture attributable to the GAAP required write-up of the retained interest	—	103,201	—	—	409,060
Net gain on sale of real estate	—	—	(3,052)	(3,052)	—
EBITDAre at share	248,317	411,906	257,030	721,410	964,602
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	15,968	14,666	19,850	52,721	(103,555)
EBITDAre (non-GAAP)	$264,285	$426,572	$276,880	$774,131	$861,047
- xv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2021
	2021	2020		2021	2020
EBITDAre (non-GAAP)	$264,285	$426,572	$276,880	$774,131	$861,047

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(15,968)	(14,666)	(19,850)	(52,721)	103,555

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium unit(s)	(10,087)	(214,578)	(25,272)	(35,359)	(338,862)
Our share of (income) loss from real estate fund investments	(294)	2,524	(1,639)	(2,193)	64,771
Healthcare and severance pay accruals related to Hotel Pennsylvania closure	—	9,246	—	—	9,246
Hotel Pennsylvania loss (permanently closed on April 5, 2021)	—	7,028	4,977	11,625	24,135
608 Fifth Avenue non-cash lease liability extinguishment gain	—	—	—	—	(70,260)
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020	—	—	—	—	13,369
Mark-to-market decrease in PREIT common shares (sold on January 23, 2020)	—	—	—	—	4,938
Other	(955)	85	(1,000)	(2,141)	9,950
Total of certain expense (income) items that impact EBITDAre	(11,336)	(195,695)	(22,934)	(28,068)	(282,713)

EBITDAre, as adjusted (non-GAAP)	$236,981	$216,211	$234,096	$693,342	$681,889

- xvi -